PROSPECTUS
February 1, 1999
                        MORLEY CAPITAL ACCUMULATION FUND
                 A Series of Nationwide Investing Foundation III
                             Three Nationwide Plaza
                              Columbus, Ohio 43215
                         For Information and Assistance
                          Call Toll-Free 1-800-848-0920

         This Prospectus relates to the Morley Capital Accumulation Fund (the "Fund"). Union Bond & Trust Company ("UBT") is the investment adviser for the Fund. The objective of the Fund is to provide investors with a high level of current income while preserving principal and maintaining a stable net asset value per share. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of fixed income securities, money market instruments, options, futures and other instruments. The Fund is not a money market fund, and there can be no assurance that it will be able to maintain a stable net asset value per share or otherwise achieve its investment objective.

         The Fund offers three classes of shares: Institutional Service Class ("ISC Shares"), Institutional Class ("IC Shares") and IRA Class ("IRA Shares"). ISC and IC Shares are offered to employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), "governmental plans" as defined in Section 414(d) of the Code, "eligible deferred compensation plans" as defined in Section 457 of the Code, employee benefit plans qualifying under Section 403(b) of the Code and to bank-maintained collective investment funds that hold exclusively assets of U.S. employee benefit plans qualified under Section 401(a) and tax exempt under Section 501(a) of the Code, and other plans eligible to invest in bank-maintained collective investment funds. ISC Shares are also sold to life insurance company separate accounts to fund the benefits of variable life insurance policies and variable annuity contracts ("Contracts"). ISC Shares are subject to both a Rule 12b-1 fee and an administrative service fee which together authorize the Fund to pay compensation to plan administrators, banks and other financial intermediaries for distribution, ministerial, record-keeping and/or administrative shareholder support services. IC Shares are generally sold directly to larger institutional investors who do not require extensive shareholder or administrative services. IRA Shares are offered to investors who desire to invest in the Fund through an individual retirement account as defined in Section 408 and 408A of the Code including a traditional IRA, SEP-IRA, ROTH-IRA, SIMPLE IRA, an Education IRA as defined in Section 530 of the Code, or a plan maintained by a sole proprietorship (also known as a KEOGH Plan) (such retirement vehicles are collectively referred to as "IRAs" and such investors are collectively referred to as "IRA Investors"). IRA Shares are subject to both a Rule 12b-1 fee and an administrative service fee.

         The Fund is a separate series of Nationwide Investing Foundation III (the "Trust"), an open-end, management investment company created under the laws of Ohio as an Ohio business trust as of October 30, 1997. The Trust currently offers shares in fifteen separate series, including the Fund, each with its own investment objective.

         This Prospectus contains important information concerning the Fund that a prospective investor should know before investing. Please read it before investing and retain it for future reference. To learn more about the Fund, investors can obtain a copy of the Fund's Statement of Additional Information ("SAI"), dated February 1, 1999, which has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. For a free copy of this document, please write to the Trust at the address given above, or call the Trust at 1-800-848-0920.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, UBT, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE INVESTMENT TO FLUCTUATE, AND WHEN THE INVESTMENT IS REDEEMED, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED BY THE INVESTOR.





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



                                TABLE OF CONTENTS

                                                                                    Page

THE FUND...........................................................................  4
         WHO MAY INVEST............................................................  4
         EXPENSE INFORMATION.......................................................  5
         INVESTMENTS, INVESTMENT PRACTICES AND RELATED RISKS.......................  7

PURCHASE AND REDEMPTION OF FUND SHARES............................................. 20
         CLASSES OF SHARES......................................................... 20
         PURCHASE OF SHARES........................................................ 21
         CONTRACT OWNER TRANSACTION................................................ 21
         PLAN PARTICIPANT TRANSACTIONS............................................. 21
         FUND DIRECT PURCHASES..................................................... 21
         REDEMPTION OF SHARES...................................................... 22
         VALUATION OF SHARES....................................................... 26
         INVESTOR SERVICES......................................................... 27

ADDITIONAL INFORMATION............................................................. 27
         BOARD OF TRUSTEES......................................................... 27
         INVESTMENT ADVISORY AND OTHER SERVICES.................................... 27
         DESCRIPTION OF SHARES..................................................... 30
         DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.................................. 31
         TAX CONSIDERATIONS........................................................ 32
         PERFORMANCE ADVERTISING................................................... 32
         PRIOR PERFORMANCE OF INSTITUTIONAL PRIVATE ACCOUNTS MANAGED BY UBT........ 33

THE FUND

         The Fund's investment objective is to provide investors with a high level of current income while preserving principal and maintaining a stable net asset value per share. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of investment grade fixed income securities, money market instruments, options, futures and other instruments ("Securities") and by entering into book value benefit responsive agreements ("Wrapper Agreements") (together "Portfolio Securities") with large financial institutions, such as banks and insurance companies. The Wrapper Agreements are intended to stabilize the net asset value ("NAV") per share of the Fund ("Share"). The value of Securities in the Fund will generally fluctuate based upon market conditions, interest rates, the credit quality of the issuer, and economic and political events. In that regard, it is expected that under normal circumstances, the value of the Wrapper Agreements will fluctuate in inverse proportion to fluctuations in the value of the Securities. However, there can be no assurance that the Fund will achieve its investment objective of a stable NAV. The Fund will pay premiums to purchase Wrapper Agreements. These costs may reduce the Fund's investment return as compared to the return on a direct investment in Securities. In addition, the issuer of a Wrapper Agreement could default on its obligations, or the Fund may be unable to obtain Wrapper Agreements for all assets in the Fund, potentially resulting in a decline in NAV. UBT may employ various investment strategies to hedge Fund results, but there can be no assurance that these techniques will be effective. See "INVESTMENTS, INVESTMENT PRACTICES AND RELATED RISKS" herein.

WHO MAY INVEST

         The Fund offers three classes of shares: ISC, IC, and IRA. ISC and IC Shares are offered to employee benefit plans qualified under Section 401(a) of the Code, "governmental plans" as defined in Section 414(d) of the Code, "eligible deferred compensation plans" as defined in Section 457 of the Code, employee benefit plans qualifying under Section 403(b) of the Code (each, a "Plan" and collectively, the "Plans") and to bank-maintained collective investment funds that hold exclusively assets of U.S. employee benefit plans qualified under Section 401(a) and tax exempt under Section 501(a) of the Code, and other plans eligible to invest in bank-maintained collective investment funds (each, a "Bank Collective Fund" and collectively, the "Bank Collective Funds"). ISC Shares are also sold to life insurance company separate accounts to fund the benefits of Contracts. ISC Shares are subject to both a Rule 12b-1 fee and an administrative service fee which together authorize the Fund to pay compensation to plan administrators, banks and other financial intermediaries for distribution, ministerial, record-keeping and/or administrative shareholder support services. IC Shares are generally sold directly to larger institutional investors who do not require extensive shareholder or administrative services. IRA Shares are offered to IRA Investors. A Plan, a Bank Collective Fund or a life insurance company separate account desiring to invest in the Fund must restrict participants in such Plan, employee benefit plans investing in the Bank Collective Fund or participants in Contracts from transferring monies from the Fund to a different fixed income investment option which has a targeted average duration of three years or less or which seeks to maintain a stable value per unit or share (a "Competing Fund"); provided, however, that transfers by participants to a non-Competing Fund may, after a three-month period in such non-Competing Fund, be transferred to a Competing Fund without such restriction. See "EXPENSE INFORMATION" and "PURCHASE AND REDEMPTION OF FUND SHARES" herein.

         The Fund is designed for investors seeking preservation and stability of principal and a level of current income higher than money market mutual funds over most time periods. Money market funds also attempt to maintain a stable NAV per share. Although the Fund will purchase Wrapper Agreements with the intention of maintaining a stable NAV per share, Shares may be worth more or less than their original cost upon redemption. The Fund is not in itself a balanced investment plan. Investors should consider their investment objectives and tolerance for risk when making an investment decision. See "ADDITIONAL INFORMATION" herein.

EXPENSE INFORMATION

         The Fund pays annual operating expenses out of the Fund's assets. An investment advisory fee is paid by the Fund to UBT. The Fund incurs additional expenses in connection with, among other things, purchasing Wrapper Agreements, maintaining shareholder records, providing for distribution, and administrative and shareholder services, furnishing shareholder statements and providing semi-annual financial reports. The following tables are intended to assist investors in understanding the expenses associated with investing in the Fund. The expenses shown below are estimates for the first year of operations. "Other expenses" are based on estimated amounts for the current fiscal year. The following tables provide (i) a summary of expenses related to purchases and redemptions (sales) of Shares, (ii) the anticipated aggregate annual operating expenses of the Fund, expressed as a percentage of average daily net assets, and
(iii) an illustration of the dollar cost of such expenses on a hypothetical $1,000 investment in the Fund.

Shareholder Transaction Expenses
                                  ISC  Shares     IC  Shares      IRA  Shares

Redemption Fee(1,2)                  2.0%            2.0%            2.0%
(As a Percentage of the Amount Redeemed)

Estimated Annual Fund Operating Expenses (as a percentage of the Fund's average daily net assets)

================================================================================
                                                ISC Shares   IC Shares     IRA
                                                                          Shares
--------------------------------------------------------------------------------
Investment advisory fee (after waiver)(3)          0.25%       0.25%       0.25%
--------------------------------------------------------------------------------
Rule 12b-1 fee(4)                                  0.25%        None       0.25%
--------------------------------------------------------------------------------
Other expenses (after waiver)(5)                   0.45%       0.30%       0.45%
--------------------------------------------------------------------------------
Estimated Total Fund Operating Expenses            0.95%       0.55%       0.95%
(after waiver)(3)
================================================================================

(1) Redemption fees may be incurred by a shareholder when the shareholder redeems Shares. The 2% redemption fee will be applicable on any day the "Fund Protection Trigger" ("Trigger") is "active" and will not be applicable on any day the Trigger is "inactive." (See "REDEMPTION OF SHARES" for a further discussion of how the Trigger operates.) The redemption fee will be retained by the Fund to help minimize the impact such redemptions may have on Fund performance and to support administrative costs associated with redemptions from the Fund. Additionally, the redemption fee may discourage market timing by those shareholders initiating redemptions to take advantage of short-term movements in interest rates.

(2) Redemption proceeds sent by wire or by Western Union are subject to an additional processing fee of up to $20. See "REDEMPTION OF SHARES". Investors effecting Share transactions through certain broker-dealers and other financial institutions may be charged additional fees by the particular institution effecting the transaction.



(3) Under the Investment Advisory Agreement, UBT is entitled to an Advisory Fee of 0.35% of the Fund's average daily net assets. UBT has voluntarily agreed to waive 0.10% of that fee. In addition, UBT has agreed to waive or limit its advisory fees or to reimburse the Fund for other expenses (except for Rule 12b-1 fees) in an amount that operates to limit annual operating expenses of the Fund (exclusive of Rule 12b-1 fees) to no more than 0.70% for ISC Shares, 0.55% for IC Shares and 0.70% for IRA Shares (expressed as a percentage of average daily net assets). Each waiver of Advisory Fees or assumptions of Other Expenses by UBT is subject to a possible reimbursement by the Fund within three years of the Fund's inception if such reimbursement can be achieved within the foregoing annual expense limits. UBT may terminate its waiver of Advisory Fees and reimbursement of other expenses at any time, in its sole discretion upon written notice to shareholders. In the absence of such fee waivers and reimbursements, it is estimated that "Estimated Total Fund Operating Expenses" would be 1.05% for ISC Shares, 0.65% for IC Shares and 1.20% IRA Shares.

(4) ISC and IRA Shares are subject to a 0.25% Rule 12b-1 fee. As a result of the accrual of Rule 12b-1 fees on ISC and IRA Shares, long-term shareholders of ISC or IRA Shares may pay more than the economic equivalent of the maximum initial sales charges permitted by the National Association of Securities Dealers, Inc. See "PURCHASE AND REDEMPTION OF FUND SHARES" herein.

(5) "Other expenses" include Wrapper Agreement premiums, Fund Administration Fee, administrative service fee and fees for certain additional services provided to the Fund and are estimated for the current fiscal year. Without waivers for the IRA Shares, "Other expenses" would have been 0.60%.


Example:
         An investor would pay the following expenses on a $1,000 investment in the Fund assuming (1) 5% annual return and (2) redemption at the end of each time period. No Redemption Fee has been included because it is anticipated that the Trigger will not generally be active.

                                      ONE YEAR                 THREE YEARS
ISC Shares                              $10                         $30

IC Shares                               $6                          $18

IRA Shares                              $10                         $30

         THE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. ALSO, THE EXAMPLES ASSUME A 5% ANNUAL RETURN; ACTUAL PERFORMANCE, HOWEVER, WILL VARY AND MAY RESULT IN A RETURN OF GREATER OR LESS THAN 5%.

         Because the Fund will not begin operations until after January 31, 1999, there are no Financial Highlights for the Fund.

INVESTMENTS, INVESTMENT PRACTICES AND RELATED RISKS

         The Fund's investment objective is to provide investors with a high level of current income while preserving principal and maintaining a stable NAV per Share. This objective is not a fundamental policy of the Fund and therefore may be changed upon notice to, but without the approval of, the Fund's shareholders. If there is a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. Shareholders of the Fund will receive 30 days' prior written notice with respect to any change in the investment objective of the Fund.

         The Fund seeks to achieve its investment objective by investing in Securities and by entering into Wrapper Agreements. The Fund's rate of return is expected to be higher than most money market mutual funds. However, there can be no assurance that the Fund's investment objectives will be achieved or that the Fund's rate of return will be higher than that of most money market mutual funds.

         Generally, the value of Securities will fluctuate based upon market conditions, interest rates, credit quality of the issuer, and economic and political events. For instance, normally the prices of some Securities, such as fixed income securities, will fall when interest rates rise, and rise when interest rates fall. Similarly, a worsening in the credit quality of an issuer of a Security will generally result in a lower price, while an improved credit quality normally will have the opposite effect. The Wrapper Agreements are intended to stabilize the NAV per Share by offsetting fluctuations in the value of the Securities under certain conditions. In most circumstances, the combination of Securities and Wrapper Agreements held by the Fund is expected to provide Fund shareholders with a stable NAV per Share.

         The Fund will pay premiums to purchase Wrapper Agreements. These costs may reduce the Fund's investment return as compared to the return on a direct investment in Securities. Further, the Wrapper Agreements do not guarantee the Fund against loss if an issuer of Securities defaults on payments of interest or principal or if the credit rating of a Security is downgraded to a level that makes it ineligible for coverage under a Wrapper Agreement. In addition, the provider of a Wrapper Agreement (a "Wrap Provider") could default on its obligations under the Wrapper Agreement or the Fund might be unable to obtain Wrapper Agreements covering all of its Securities and cash assets. The value of the Shares might decline in the event of either type of default or such a downgrade or if the Fund is unable to obtain Wrapper Agreements covering all of its Securities and cash assets. In addition, under procedures adopted by the Board of Trustees, it may be determined, based on a lowering of the Wrap Provider's credit rating or otherwise, that a Wrapper Agreement should be valued at a lower value than would otherwise be sufficient to maintain the Fund's NAV per Share. See "Wrapper Agreements -- Specific Risks of Wrapper Agreements" herein.

         The Fund expects to invest at least 65% of its total assets in fixed income securities ("Fixed Income Securities"). The Fund will invest primarily in Fixed Income Securities rated at the time of purchase in one of the top two rating categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Rating Services ("S&P"), or Duff & Phelps Credit Rating Co. ("Duff & Phelps"), or comparably rated by another nationally recognized statistical rating organization ("NRSRO"), or, if not rated by an NRSRO, of comparable quality as determined by UBT. The Fund, however, from time to time may purchase Fixed Income Securities with a lower rating, provided that such Fixed Income Securities will be rated at least investment grade at the time of purchase by Moody's, S&P, or Duff & Phelps, or comparably rated by another NRSRO, or, if not rated by a NRSRO, of comparable quality as determined by UBT. In the event a particular Fixed Income Security is downgraded subsequent to purchase, UBT will review any Fixed Income Securities which are downgraded and make a determination regarding maintaining or liquidating any positions in such downgraded Fixed Income Securities. The Fund will not under any circumstances maintain more than 5% of its assets in non-investment grade Fixed Income Securities which are non-investment grade as a result of a downgrade.

         The Fixed Income Securities purchased by the Fund will include securities issued or guaranteed by the U.S. Government, or any agency or instrumentality thereof; debt of domestic or foreign entities, including corporate, sovereign or supranational entities; asset-backed securities issued by domestic or foreign entities; mortgage pass-through securities issued by governmental entities such as the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or the Federal National Mortgage Association ("FNMA"); mortgage pass-through securities issued by non-government entities such as mortgage lenders, banks, or other financial institutions, including private label mortgage pass-through securities; collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduit securities ("REMICs"), which are mortgage-backed debt instruments that make payments of principal and interest at a variety of intervals and are collateralized by any of the aforementioned mortgage pass-through securities; and other U.S. Government or agency obligations, including Treasury Receipts and other zero coupon securities (securities consisting solely of the principal or interest component of a U.S. Treasury bond).

         In addition to the Fixed Income Securities, the Fund intends to invest a certain percentage of its assets in liquid short-term investments, including bankers' acceptances, commercial paper, time deposits, certificates of deposit, and other instruments of foreign and domestic corporations, banks and thrift institutions ("Cash Account Assets"). Short-term investments purchased by the Fund will be rated, at the time of purchase, in one of the top two short-term rating categories by an NRSRO or, if unrated, will be of comparable quality as determined by UBT. The Fund may invest up to 35% of its total assets in such short-term investments for purposes of liquidity and cash management and up to 100% of its total assets in such instruments for temporary defensive purposes. The Fund may also invest in repurchase agreements, options, futures contracts, and swap agreements, when-issued securities and delayed delivery securities and Rule 144A securities (as defined below), in addition to utilizing certain financing techniques such as reverse repurchase agreements and mortgage dollar rolls.

         In seeking to maintain a stable NAV per share, the Fund will enter into Wrapper Agreements with respect to its Securities. As such Securities fluctuate in value, under normal conditions the Wrapper Agreements are expected to fluctuate in value in inverse proportion to fluctuations in the value of the Securities. Therefore, as interest rates rise and the value of Securities decrease, the value of the Wrapper Agreements increases. Alternatively, if interest rates decrease and the value of the Securities rises, the value of the Wrapper Agreements is expected to decrease proportionally and may have a negative value and be a liability of the Fund.

         Under normal market conditions, the average duration of the Fund will range from 2.0 to 3.5 years. In general, duration incorporates the security's yield, coupon interest payments, final maturity and call features into a single measure. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

         The following is an example of duration calculation: a 5% coupon bond that pays semi-annual interest, has four years to maturity and is priced at par, would have a duration of approximately 3.7 years. Changes in the Fund's duration will be accomplished primarily through the reinvestment of cash flows and selective trading of Securities.

         The Fund is not a money market fund as defined in Rule 2a-7 of the Investment Company Act of 1940, as amended (the "1940 Act"). In that regard, it is important to note the distinction between the Fund and short-term investments such as money market funds. The Securities held by the Fund have a longer average maturity than those of money market funds. Because a money market fund has a shorter average maturity, its yield will track the direction of current market rates of return more closely than the Fund. For example, in a rising interest rate environment, money market fund yields may rise more quickly than will the Fund's. In a falling interest rate environment, money market fund yields may fall more quickly than the Fund's. Over the long-term, however, intermediate term Fixed Income Securities such as those purchased by the Fund have historically produced higher returns than short-term investments (e.g. money market funds). For additional information on the investment objectives and policies of the Fund, see "INVESTMENTS, INVESTMENT PRACTICES AND RELATED RISKS" in the SAI for more information.

         UBT, as adviser to the Fund, selects the Securities purchased by the Fund. In that regard, UBT may use trading as a means of managing the Fund in seeking to achieve its investment objectives. Purchases and sales of Securities will occur when UBT believes that such transactions will be beneficial for the Fund. Therefore, the Fund's ability to meet its investment objectives will depend in part on UBT's ability to evaluate particular securities and anticipate relevant market conditions, including interest rate trends.

         The Fund may invest in various types of Securities. The following is a description of the types of Securities in which the Fund intends primarily to invest, together with a description of certain risks associated with such securities. Investment in such types of Securities is not a fundamental policy of the Fund, and therefore, changes in the types of such investments are not subject to shareholder approval.

         UBT may decide not to purchase all of the following types of instruments or use all of the investment techniques described below to the full extent permitted, unless it believes that doing so will help the Fund achieve its goal. Current holdings will be described in the financial reports of the Fund, which will be sent to shareholders twice annually.

          Fixed Income Securities. Fixed Income Securities are subject to interest rate, credit and reinvestment risk. The value of Fixed Income Securities usually will fluctuate with changes in interest rates. As interest rates rise, the value of a Fixed Income Security will generally decrease, and when interest rates fall, the value usually increases. Generally, the shorter the maturity of a Fixed Income Security, the lower its yield and the less sensitive it is to interest rate changes. In order to help maintain an average portfolio duration of 2.0 to 3.5 years, the Fund intends to invest primarily in Fixed Income Securities with short-term to intermediate-term maturities.

         Fixed Income Securities are also subject to the risk that the issuer will become impaired or default on its obligations. In that regard, the Fund is subject to the credit risk of each issuer of a Fixed Income Security. If the issuer of a Fixed Income Security defaults on its obligations, the Fund's interest income may be reduced or the Fund may incur a loss of principal. The ratings and certain other requirements which apply to the Fund's permitted investments, as described elsewhere in this Prospectus and the SAI, are intended to limit the amount of credit risk undertaken by the Fund. In addition, to minimize credit risk, UBT intends to diversify the Fund's investments, and to analyze the creditworthiness of, and to monitor, each such investment.

         U.S. Government and Agency Securities. The Fund may invest in bills, notes, bonds and other debt securities issued by the U.S. Treasury which are direct obligations and backed by the full faith and credit of the U.S. Government. In addition, the Fund may invest in securities which are issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies. Securities issued by some agencies and instrumentalities are supported by the instrumentalities' right to borrow from the U.S. Treasury under certain circumstances. Securities issued by certain other U.S. agencies or instrumentalities are supported only by the credit of the entity that issued them.

         U.S. Dollar Denominated Foreign Government and Agency Fixed Income Securities. Debt instruments issued or guaranteed by foreign governments or agencies ("foreign debt obligations"), especially foreign debt obligations of developing countries, may involve a high degree of risk. The issuer of the obligation or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and interest when due and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political, as well as economic factors. The Fund will not invest in Fixed Income Securities denominated in a foreign currency.

         Mortgage-Backed Securities. The Fund may purchase mortgage-backed securities issued by the U.S. Government, its agencies or instrumentalities and non-governmental entities such as banks, mortgage lenders and other financial institutions. In general, mortgage-backed securities include mortgage-backed bonds, mortgage pay-through securities and mortgage pass-through securities. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property. A mortgage pass-through security is a pro rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the investors. Mortgage pay-through securities show characteristics of both pass-through and mortgage-backed bonds. The mortgage pass-through securities issued by non-governmental entities such as banks, mortgage lenders or other financial institutions in which the Fund may invest include private label mortgage pass-through securities. CMOs are mortgage pay-through securities collateralized by mortgages or mortgage-backed securities. CMOs are generally issued in classes and series that have different maturities and often are retired in sequence. Mortgage-backed securities also include other debt obligations secured by mortgages on residential or commercial real estate properties.

         The yield characteristics of mortgage-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be repaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a repayment rate that is higher than expected will reduce yield, while a prepayment rate that is lower than expected will have the opposite effect of increasing the yield. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield, while a prepayment rate that is slower than expected will reduce yield. Accelerated prepayments on securities purchased by the Fund at a premium also impose the risk of loss of principal because the premium may not have been fully amortized by the time the principal is prepaid in full. In the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of bonds in general, particularly mortgage-backed securities, and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate term securities (which tend to be less volatile in price) into longer term securities (which tend to be more volatile in price).

         Asset-Backed Securities. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable, such as motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit agreements. These securities may be in the form of a beneficial interest in a special purpose trust, a limited partnership interest, or commercial paper or other debt securities issued by a special purpose entity. Typically, payments or distributions of principal and interest on asset-backed securities are credit-enhanced or guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the special purpose entity.

         Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Generally, these securities do not have the benefit of the same type of security interest in the related collateral. For example, credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Additionally, there is the risk in connection with automobile receivables that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.

         Zero Coupon Securities. The Fund may invest in zero coupon securities, including Treasury Income Growth Receipts ("TIGRs"), Certificates of Accrual Securities ("CATs") and Treasury Receipts ("TRs"). Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features.

         Zero coupon securities tend to be subject to greater price fluctuations in response to changes in interest rates than ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of the Fund's limitation on investments in illiquid securities.

         Current Federal income tax law requires the holder of a zero coupon security to accrue income with respect to these securities prior to receipt of cash payments. Accordingly to avoid liability for Federal income and excise taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

          Wrapper Agreements. A Wrapper Agreement is a contract between the Fund and a Wrap Provider such as a bank, insurance company or other financial institution, under which the Wrap Provider agrees to make payments to the Fund upon the occurrence of certain events. By purchasing Wrapper Agreements, the Fund expects to be able to maintain a stable NAV per Share because under normal circumstances, the value of the Fund's Wrapper Agreements is expected to vary inversely with the value of the Fund's assets covered by such Wrapper Agreements (the "Underlying Assets"). Therefore, when the value of the Underlying Assets is less than their "Book Value" (essentially the purchase price of the Underlying Assets plus any accrued net income thereon), the Wrapper Agreements will be assets of the Fund with a value equal to such deficiency. Similarly, when the value of the Underlying Assets is more than their Book Value, the Wrapper Agreements will be liabilities of the Fund with a value equal to such excess. Accordingly, under normal conditions, the sum of the total value of the Fund's Wrapper Agreements plus the total value of all of the Fund's Underlying Assets is expected to equal the purchase price of the Underlying Assets, plus interest on the Underlying Assets at the rate determined in the Wrapper Agreements. The Fund intends to enter into Wrapper Agreements with Wrap Providers that at the time of agreement have a current long-term debt or claims paying ability rating in one of the two highest rating categories by Moody's or S&P.

         Description of Wrapper Agreements. Under a Wrapper Agreement, the Wrap Provider agrees to make certain payments to the Fund in exchange for an annual premium which is typically 0.10% to 0.25% per dollar of the Underlying Assets covered by the Wrap Agreement. Annual premiums may be different for each class of shares, and therefore will be allocated as an expense to each class as charged by the Wrap Provider and as determined in good faith by the Board of Trustees. Payments made by the Wrap Provider are designed to enable the Fund to make redemption payments reflecting the purchase price of the Underlying Assets rather than the market value of the Underlying Assets. Payments may be made under a Wrapper Agreement when securities are sold because Shares are redeemed, at termination of the Wrapper Agreement, or both. The payments are based upon the Book Value of the Wrapper Agreement. Book Value is typically equal to the sum of (i) the purchase price of the Underlying Assets, minus (ii) the sale price of the Underlying Assets liquidated to fund Share redemptions, plus (iii) interest accrued at the crediting rate. The crediting rate is the yield on the Underlying Assets, adjusted to reflect the amortization of differences between the market value of the Underlying Assets and Book Value over the duration of such Underlying Assets, minus Wrap Provider fees and Fund expenses. The crediting rate is reset at least quarterly. Therefore, among other things, the crediting rate may be affected by defaulted securities and by increases and decreases in the Underlying Assets as a result of purchases and redemptions of Shares. In addition, since the crediting rate reflects the amortization of unrealized and realized gains and losses on the Underlying Assets, such rate may not reflect the actual returns achieved by the Underlying Assets. Further, such rate may be significantly greater or less than current market interest rates; provided, that under each Wrapper Agreement the crediting rate will never be less than zero.

         If, to effectuate a redemption payment, the Fund is required to liquidate Underlying Assets, the Wrap Provider may be obligated to pay the Fund all or some of the difference between the fair market and corresponding Book Value of such Underlying Assets (if fair market value is less than Book Value). If, on the other hand, the market value of the liquidated Underlying Assets exceeds the corresponding Book Value, the Fund may be obligated to pay all or some of the difference to the Wrap Provider. The parties' respective obligations under the Wrapper Agreements arising from the sale of Underlying Assets may be paid immediately or may be netted against one another. Through such obligations, the Wrapper Agreements should, under normal conditions, reduce the interest rate risk associated with the Fund's investment in Securities.

         Wrapper Agreements may be "participating," "non-participating," or a hybrid combination of the two. Under a "participating" Wrapper Agreement, the Fund will not receive any payments from the Wrap Provider until it has liquidated all of the Underlying Assets. At that time, if there is any remaining Book Value, the Wrap Provider will pay the Fund such remainder. Under a "non-participating" agreement, if there is a difference between the value of the Underlying Assets and Book Value, the Wrap Provider or the Fund will make a payment to the other each time Underlying Assets are liquidated to fund Share redemptions. If the value of the Underlying Assets is less than Book Value, the Wrap Provider will make a payment to the Fund, while if the value of the Underlying Assets is greater than Book Value, the Fund will make a payment to the Wrap Provider. In either case, the payment will be equal to the difference between (i) the amount necessary to fund the redemption, and (ii) the product of the amount of the redemption multiplied by the ratio of the value of the Underlying Assets to Book Value. Under a "hybrid" Wrapper Agreements a certain percentage of payments are treated as "participating," with all remaining payments being "non-participating."

         Generally, payments under a Wrapper Agreement will be made within one day after the Fund requests a payment. In addition, each Wrapper Agreement will allow the Fund, in the Fund's discretion, to assign a portion of the Wrapper Agreement to a shareholder as a payment in kind. See "PURCHASE AND REDEMPTION OF FUND SHARES - REDEMPTION OF SHARES" herein.

         Payment requests will be allocated among Wrap Providers on a pro-rata basis, based upon the Book Value of each Wrapper Agreement. However, if a portion of a Wrapper Agreement is to be assigned as a payment in kind to a shareholder, the Fund will have the discretion to choose to allocate the payment to a single Wrapper Agreement. In that circumstance, the Fund will address subsequent requests for such assignments to a different Wrap Provider until each Wrap Provider has made roughly its pro rata share of such assignments.

         The terms of a Wrapper Agreement may require that the Underlying Assets have a specified duration or maturity, consist of specified types of securities or be of a specified credit quality. The Fund will purchase Wrapper Agreements whose criteria in this regard are consistent with the Fund's investment objectives and policies as set forth in this Prospectus and the SAI, although in some cases the Wrapper Agreement may require more restrictive investment objectives and policies than otherwise permitted by the Prospectus and SAI. The Wrapper Agreement also may permit the Wrap Provider to terminate the Wrapper Agreement if the Fund changes the investment objectives, policies and restrictions set forth in this Prospectus and the SAI, without the consent of the Wrap Provider. In the event of termination by a Wrap Provider, the Fund may or may not be able to contract with a substitute Wrap Provider.

         A Wrapper Agreement may mature on a specified date, and may be terminable upon notice by the Fund or a default by either the Fund or Wrap Provider. An "evergreen" Wrapper Agreement contains no maturity date. Under this type of Wrapper Agreement, either the Fund or the Wrap Provider may elect to terminate the Wrapper Agreement through a fixed maturity conversion. This means that the Wrapper Agreement will terminate on a future date which is generally determined by adding the duration of the Underlying Assets to the date either party makes such election (e.g., if the election date is 1/1/2001 and the duration of the Underlying Assets is 3 years, the Wrapper Agreement will terminate on 1/1/2004). In addition, during the conversion period, the Fund may be required to comply with certain restrictions with respect to certain Underlying Assets deemed to be covered by the terminating Wrapper Agreement. Such restrictions typically include a requirement that the duration of such Underlying Assets approximately equal the remaining time until the termination of the conversion period.

         Generally, at termination of a Wrapper Agreement, the Wrap Provider will be required to pay the Fund any excess in Book Value over the value of the Underlying Assets. However, if the Wrapper Agreement terminates because of a default by the Fund or upon written notice by the Fund (other than through fixed maturity conversion), no such payment is made.

         Specific Risks of Wrapper Agreements. The Fund expects that its use of Wrapper Agreements will allow it to maintain a stable NAV per Share and to pay dividends to shareholders which reflect the interest income and market value gains and losses of the Underlying Assets less the expenses incurred by the Fund and Wrap Provider fees. However, there can be no assurance that the Fund will maintain such a stable NAV per Share, or that any shareholder will achieve the same investment return as would be realized by directly investing in the Underlying Assets. As the crediting rates under the Wrapper Agreements reflect the amortization of realized and unrealized gains and losses on the Underlying Assets, a shareholder could realize more or less than the actual investment returns of the Underlying Assets depending upon the timing of the shareholder's purchases and redemptions of Shares, as well as those of other shareholders. In addition, the following risks are inherent in Wrapper Agreements, and could prevent the Fund from achieving its investment objectives.

         Failure to Obtain Replacement Wrapper Agreements. If a Wrapper Agreement matures or terminates, the Fund may be unable to obtain a replacement Wrapper Agreement or a Wrapper Agreement with substantially the same terms as the maturing or terminating agreement. In that event, the Fund may not be able to maintain a stable NAV per Share. If at such time the value of the Underlying Assets is less than Book Value, the Fund may be required to reduce its NAV accordingly. Likewise, if at such time the value of the Underlying Assets is greater than Book Value, the Fund's NAV may increase. In either case, shareholders may experience unexpected fluctuations in the value of their Shares. Further, if the new Wrapper Agreement contains unfavorable terms, such as a higher Wrap Provider fee, the returns of the Fund may be negatively affected.

         Unwrapped Fund Assets. It is currently contemplated that all of the Securities will be covered by Wrapper Agreements. The Fund, however, may not be able to purchase or maintain

Wrapper Agreements with respect to all Securities. Moreover, the Fund may determine not to enter into Wrapper Agreements with respect to certain of its Securities. Further, a large, sudden increase in the amount of Share purchases could result in the Fund being unable to obtain sufficient Wrapper Agreements to cover all its Underlying Assets. In that event, the Fund may not be able to achieve its investment policy of maintaining a stable NAV per share, because fluctuations in the market value of assets that are not covered by Wrapper Agreements may affect the Fund's NAV per Share.

         Valuation of Wrapper Agreements. The Board of Trustees shall in good faith determine the value of each Wrapper Agreement, and shall establish policies and procedures for valuing these instruments. In valuing the Wrapper Agreements other fair valuation methodologies may be utilized in certain circumstances. These circumstances include but are not limited to: (1) Wrap Provider default under a Wrapper Agreement or other agreement; (2) insolvency of a Wrap Provider; (3) credit rating downgrade; or (4) any other situation in which the Board of Trustees determines that a Wrap Provider may no longer be able to satisfy its obligations under a Wrapper Agreement. In any such case, the fair value of the Wrapper Agreement(s) may be determined to be less than the difference between Book Value and market value of the Underlying Assets to reflect the uncertainty that the Wrap Provider will be able to meet its obligations under the Wrapper Agreement. In these situations the Fund may not be able to maintain a stable NAV per Share and may experience a decrease or increase in its NAV per Share depending upon the value of the Underlying Assets at the time of adjustment.

         Credit Risk of Underlying Assets. Wrapper Agreements usually do not require the Wrap Provider to assume the credit risk associated with the issuer of any Underlying Asset. Therefore, defaults by, and downgrades below investment grade of, the issuer of an Underlying Asset usually will cause such Underlying Asset to be removed from the coverage of a Wrapper Agreement. In addition, certain other downgrades of Underlying Assets will cause such Underlying Assets to be removed from the coverage of a Wrapper Agreement unless and until such Assets' credit rating is upgraded to its former level. In these situations, the termination of the coverage of such Underlying Assets in most circumstances will cause the value of the Wrapper Agreement to decrease by an amount essentially equal to the difference between the purchase price and the fair market value of such assets. In any such event, the Fund may suffer a decrease in its NAV and may not be able to maintain a stable NAV per Share.

         Dependence Upon a Limited Number of Wrap Providers. It is currently intended that the Fund will maintain Wrapper Agreements with one or more Wrap Providers. If the Fund maintains more than one Wrapper Agreement, coverage of the Underlying Assets will be allocated among such Wrapper Agreements. However, there is no guarantee that the Fund will be able to obtain more than one Wrapper Agreement, and therefore, it is possible that the Fund may be totally dependent upon one Wrap Provider for coverage of all of the Underlying Assets.

         Liability of Wrap Providers. A Wrap Provider's payment obligation is limited to the Book Value of its Wrapper Agreement. If the Fund enters into Wrapper Agreements with more than one Wrap Provider, no Wrap Provider will be jointly liable for the payment obligations of any other Wrap Provider. Therefore, if a Wrap Provider defaults on its obligations under a Wrapper Agreement, the Fund will not be able to look to any other Wrap Provider for satisfaction of such obligations. In that event, the Fund may seek to promptly replace that Wrap Provider with a substitute Wrap Provider. However, there can be no guarantee that any such replacement will be feasible, or that any substitute Wrap Provider will agree to the same terms as the original Wrap

Provider. Further, if at the time of the replacement, the value of the Underlying Assets is less than the Book Value of the defaulted Wrapper Agreement, it may be more difficult or impossible for the Fund to obtain a replacement Wrapper Agreement from a qualified Wrap Provider. In addition, the fees charged by any such substitute Wrap Provider could be significantly greater than those previously charged and could reduce the ultimate returns provided to shareholders.

         Illiquid Asset. Currently, there is no active trading market for Wrapper Agreements and none is expected to develop. Accordingly, Wrapper Agreements may not be able to be liquidated within seven days at fair market value. Therefore, the Wrapper Agreements will be considered illiquid. As such, at the time of purchase, the fair market value of the Fund's Wrapper Agreements, together with the fair market value of all other illiquid assets, will not exceed fifteen percent (15%) of the fair market value of the Fund's net assets. In the event that the fair market value of all illiquid assets, including Wrapper Agreements, exceeds 15% of the fair market value of the Fund's net assets as the result of events other than the purchase of illiquid assets, there exists the risk that the Fund will not be able to maintain a stable NAV, and the Fund will take steps to reduce in an orderly manner the percentage of illiquid assets in the Fund such that illiquid assets will not exceed 15% of the Fund. See "INVESTMENTS, INVESTMENT PRACTICES AND RELATED RISKS - ILLIQUID AND RESTRICTED SECURITIES " BELOW.

          Derivatives. The Fund may invest in various instruments commonly known as derivatives, including the Wrapper Agreements, as well as options, futures contracts and swap agreements. Generally, a derivative is a financial arrangement the value of which is based on, or "derived" from, a traditional security, asset or market index. Some derivatives such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are a range of risks associated with the use of derivatives. There are a variety of instruments that can be used for risk management. Futures contracts and options are commonly used for traditional hedging purposes to attempt to protect an investor from exposure to changing interest rates, securities prices or currency exchange rates and for cash management purposes as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effect of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets and can, in some circumstances, lead to significant losses. UBT uses derivatives only in circumstances where it believes they offer the most economic means of improving the risk/reward profile of the Fund. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indices that by themselves would not be purchased for the Fund. The use of derivatives for non-hedging purposes, which may include leveraging, may be considered speculative. A further description of the derivatives that the Fund may use and some of their associated risks is found in "INVESTMENTS, INVESTMENT PRACTICES AND RELATED RISKS - Hedging Strategies" and "INVESTMENTS, INVESTMENT PRACTICES AND RELATED RISKS - Leveraging" below.

          Illiquid and Restricted Securities. The Fund may invest its net assets in restricted or illiquid securities that may not have price quotations immediately available. Investments may be illiquid because of the absence of an active trading market and/or resale restrictions pursuant to the Securities Act of 1933 (the "Securities Act"), or otherwise, making it difficult to sell such securities promptly at an acceptable price. The Fund will not invest more than 15% of its net assets in illiquid securities, including Wrapper Agreements. The Fund may purchase securities eligible for resale under Rule 144A of the Securities Act. This rule permits otherwise restricted securities to be sold to certain institutional buyers. Provided that such securities are determined to be liquid by the Board of Trustees, or by UBT, pursuant to guidelines approved by the Board of Trustees, these restricted securities are treated as exempt from the Fund's 15% limit on illiquid securities. If institutional trading in Rule 144A securities held by the Fund were to decline, the liquidity of the Fund could be adversely affected, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value. In the event that the fair market value of all illiquid assets, including Wrapper Agreements, exceeds 15% of the fair market value of the Fund's net assets as the result of events other than the purchase of illiquid assets, the Fund will take steps to reduce in an orderly manner the percentage of illiquid assets in the Fund such that illiquid assets will not exceed 15% of the Fund.

          When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may be delayed by a month or more after the date of the purchase commitment. The value of when-issued and delayed delivery securities is subject to market fluctuations during this period, thereby potentially creating an unrealized gain or loss to the Fund. Also, no income accrues to the Fund with respect to such securities until settlement takes place.

         The greater the Fund's outstanding commitments for these securities, the greater the exposure to potential fluctuations in the NAV of the Fund, although it is anticipated that the Wrapper Agreements will minimize the effects of these fluctuations. Purchasing when-issued securities may involve the additional risk that the yield available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment. Although the Fund may be able to sell these securities prior to the delivery date, it will purchase when-issued securities for the purpose of actually acquiring the securities, unless after entering into the commitment a sale appears desirable for investment reasons. The Fund will set aside liquid assets in a segregated account to secure its outstanding commitments for when-issued securities.

          Repurchase Agreements. In a repurchase agreement, the Fund purchases a security at one price and simultaneously agrees to sell it back to the seller at a higher price at a stated time. In the event of a bankruptcy or default of the other party to the repurchase agreement, the Fund could experience costs and delays in liquidating the underlying security, which is held as collateral, and the Fund might incur a loss if the value of the collateral held declines during this period. Also, if the other party becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Fund and order that the securities be sold to pay off that party's debts.

          Mortgage Dollar Rolls and Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, the Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Fund generally retains the right to interest and principal payments on the security. Since the Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing (see "Borrowing" below). When required by guidelines of the SEC, the Fund will set aside permissible liquid assets in a segregated account to secure its obligations to repurchase the security.

         The Fund may also enter into mortgage dollar rolls, in which the Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Fund. (See "INVESTMENTS, INVESTMENT PRACTICES AND RELATED RISKS- Borrowing" below).

         The mortgage dollar rolls and reverse repurchase agreements entered into by the Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar rolls or reverse repurchase agreements. Since the Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, UBT believes that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.

          Lending Portfolio Securities. From time to time, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions which need to borrow securities to complete certain transactions. In connection with such loans, the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund can increase its income through the investment of such collateral. The Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. See "Borrowing" below and in the Fund's SAI. If the Fund enters into transactions of this type, the Wrapper Agreements will treat the cash proceeds of such transactions as Underlying Assets but not the portfolio instruments transferred to another party until possession of such instruments is returned to the Fund.

          Short-Term Investments. The Fund's assets may be invested in cash or high quality short-term investments with remaining maturities of 397 days or less. Assets will be invested in such instruments to meet anticipated redemptions, expenses for day-to-day operations, to allow an orderly investment program to be carried out in accordance with the Fund's investment policies, and when, in UBT's opinion, it is appropriate to adopt a temporary defensive position because of unstable or adverse conditions affecting the respective markets. Generally, short-term investments will result in lower long-term returns than investments in other Fixed Income Securities.

          Borrowing. The Fund may borrow money for any purpose in an amount equal to no more than 1/3 of its total assets. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidation of the Fund's holdings may be disadvantageous from an investment standpoint.

         For purposes of these limitations, borrowings under Wrapper Agreements, as well as reverse repurchase, securities lending and dollar roll transactions, are considered to be borrowings by the Fund. See "INVESTMENTS, INVESTMENT PRACTICES AND RELATED RISKS-Wrapper Agreements" and "INVESTMENTS, INVESTMENT PRACTICES AND RELATED Risks-Mortgage Dollar Rolls and Reverse Repurchase Agreements" herein.

          Leveraging. Leveraging creates an opportunity for increased net income but, at the same time, is considered a speculative technique that creates special risk considerations. For example, leveraging may exaggerate changes in the NAV per Share and in the yield on the Securities. Although the principal of such borrowings will be fixed, the value of assets purchased or retained with borrowed funds may change while the borrowing is outstanding. Leveraging will create interest expenses which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest on the borrowing, net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, net income will be less than if leveraging were not used, and therefore the amount available for distribution to shareholders will be reduced. UBT currently does not intend to use leverage as a usual practice in the investment of the Fund's assets.

          Hedging Strategies. The Fund may use certain hedging techniques and strategies designed to adjust the overall risk of its investment portfolio. These hedging strategies may involve the use of futures contracts, options and other similar instruments (collectively referred to as "hedging instruments"), as more fully described in the SAI. New financial products and risk management techniques are introduced continuously. The Fund may use such products and techniques if they are consistent with the Fund's investment objective and policies. Among other purposes, these hedging strategies may be used to seek to maintain a desired portfolio duration or to protect against market risk if the Fund changes its investments among different types of Fixed Income Securities.

         The Fund might not use any hedging strategies and there can be no assurance that the use of hedging instruments by the Fund will assist it in achieving its investment objective. Risks inherent in the use of these instruments include: (a) the risks that interest rates and securities prices will not move in the direction anticipated; (b) the imperfect correlation between the prices of hedging instruments and the prices of securities being hedged; (c) the Fund's potential inability to purchase or sell portfolio instruments at advantageous times due to the need for the Fund to maintain "cover" or segregated securities; (d) the possibility that the Fund will be unable to close or liquidate its hedged position; and (e) the fact that skills needed to use these strategies are different from those needed to select Securities.

          Asset Coverage. The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures by mutual funds. The Fund intends to cover such transactions, as required under applicable interpretations of the SEC, either by owning the underlying securities or by segregating cash or liquid securities with the Fund's custodian in an amount at all times equal to or exceeding the Fund's commitment with respect to these instruments or contracts. Assets that are segregated for purposes of providing cover need not be physically segregated in a separate account provided that the custodian notes on its books that such assets are segregated. The Fund will also cover its use of Wrapper Agreements to the extent required to avoid creating a "senior security" (as defined in the 1940 Act) in connection with its purchase of such agreements.

PURCHASE AND REDEMPTION OF FUND SHARES

CLASSES OF SHARES

         The Fund offers three classes of Shares: ISC, IC, and IRA (each a "Class"). No Class is subject to an initial sales charge or contingent deferred sales charge. Pursuant to a distribution plan (the "Distribution Plan") adopted by the Board of Trustees, ISC and IRA Shares are subject to distribution fees ("Rule 12b-1 Fees"). Along with the Distribution Plan, the Board of Trustees has adopted an administrative services plan (the "Administrative Services Plan") which includes fees for shareholder and administrative services for the ISC Shares and IRA Shares ("Administrative Service Fees"). Collectively the fees are as follows: (1) ISC Shares pay a Rule 12b-1 Fee at the annual rate of up to 0.25% of the average daily net assets attributable to the ISC Shares and an Administrative Service Fee at the annual rate of up to 0.15% of the average daily net assets attributable to the ISC Shares; (2) IC Shares are not subject to either a Rule 12b-1 Fee or an Administrative Service Fee; and (3) IRA Shares pay a Rule 12b-1 Fee at the annual rate of up to 0.25% of the average daily net assets attributable to the IRA Shares and an Administrative Service Fee at the annual rate of up to 0.15% of the average daily net assets attributable to the IRA Shares.

         The Rule 12b-1 Fees will be used by Nationwide Advisory Services ("NAS") ("the Distributor") for the purpose of financing any activity which is primarily intended to result in the sale of shares of the Fund. For example, such fees may be used by the Distributor: (a) to compensate broker-dealers, including the Distributor and its registered representatives, for their sale of the Shares, including the implementation of various incentive programs with respect to broker-dealers, banks, and other financial institutions; and (b) to pay other advertising and promotional expenses in connection with the distribution of the Shares. These advertising and promotional expenses include, for example, costs of prospectuses for other than current shareholders; preparation and distribution of sales literature; advertising of any type; and compensation paid to and expenses incurred by officers, employees or representatives of the Distributor or of other broker-dealers, banks, or other financial institutions, including travel, entertainment, and telephone expenses. The Rule 12b-1 Fees are paid to the Distributor under a Rule 12b-1 Plan approved by the Board of Trustees. Payments under the Rule 12b-1 Plan may exceed expenses actually incurred by the Distributor.

         The services provided in exchange for the Administrative Service Fees may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering client inquiries regarding the Fund, providing periodic statements showing the client's account balance and those of participants in Plans, Bank Collective Funds or insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.

         The investment advisory fee applicable to all Classes of Shares is the same. The amount of dividends payable to ISC and IRA Shares will be less than those payable to IC Shares by the amount of the difference between the expenses borne by the ISC and IRA Shares and the IC Shares.

         Shares are, under certain circumstances, subject to a redemption fee of 2% of the proceeds of the redemption. See "REDEMPTION OF SHARES" below.

PURCHASE OF SHARES

Shares are purchased at a price equal to the NAV per share. See "Valuation of Shares."

CONTRACT OWNER TRANSACTIONS

         An insurance company may purchase the shares of the Fund using purchase payments received on Contracts issued by life insurance company separate accounts. These separate accounts are funded by shares of the Fund. Contract-directed purchases, exchanges and redemptions are handled in accordance with terms of the Contracts, subject to Fund restrictions contained herein. Since Contracts may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, Contract owners should contact their designated financial intermediary directly for details concerning contract transactions.

PLAN PARTICIPANT TRANSACTIONS

         Plan Participant-directed purchases, exchanges and redemptions of Shares are handled in accordance with each Plan's specific provisions, subject to the Fund restrictions contained herein. Plans may have different provisions with respect to the timing and method of purchases, exchanges and redemptions by Plan Participants. Plan Participants should contact their Plan administrator for details concerning how they may direct transactions in Shares. It is the responsibility of the Bank Collective Fund's investment manager, Plan administrator or other Plan service provider to forward instructions for these transactions to the Distributor or Nationwide Investors Services, Inc. ("NISI"), the Fund's transfer agent.

         Plan Participants should contact their Plan administrator or the organization that provides recordkeeping services if they have questions concerning their account. Plan administrators and fiduciaries should call 1-800-848-0920 for information regarding a Plan's or Bank Collective Fund's account with the Fund.

FUND DIRECT PURCHASES

         For Fund direct purchases, you may invest in TWO convenient ways:

         By Mail--Complete the application and mail with your check or other negotiable bank draft payable to: Morley Capital Accumulation Fund, c/o NISI, Three Nationwide Plaza, P.O. Box 1492, Columbus, Ohio 43216-1492. Purchases must be made in U.S. dollars only. The share price you receive will be determined as of the Valuation Time (see "VALUATION OF SHARES") on the day the properly completed application is received by NISI in Columbus, Ohio. Checks or drafts drawn on non-U.S. banks are not accepted. NISI reserves the right to refuse certain third-party checks.

         By Wire--To avoid mail delays on initial and subsequent investments, you can request that your bank transmit funds (Federal Funds) by wire to the Fund's custodian bank. In order to use this method, you must call NISI by 11 A.M. Eastern Time, and the wire must be received by the custodian bank by 2 P.M. Eastern Time. The share price you receive will be determined as of the Valuation Time after your order is received. If NISI does not receive Federal Funds for your order within 3 business days, your order will be cancelled. The bank that wires your money may charge you a fee for this service. If you choose this method to open your account, you must call our toll-free number before you wire your investment. If this is an initial investment, you must then complete and mail the application.

         Minimum Investment. The minimum initial investment in the Fund in connection with the purchase of ISC Shares is $100,000, and for IC Shares is $1 million. The minimum initial investment in the Fund for IRA Shares is $2,000 ($500 for Education IRA accounts) with a minimum of $500 for subsequent investments. The Fund may waive the minimum initial investment amounts at its discretion. No minimum applies to subsequent purchases effected by dividend reinvestment.

REDEMPTION OF SHARES

         You can sell (redeem) all, or any part of, your shares at any time. Shares are redeemed at the NAV next computed after receipt of the properly completed request by NISI, at its offices in Columbus, Ohio, subject to payment of a redemption fee as described below. Payment for shares redeemed typically is made within 3 business days of receipt. The value of shares redeemed depends upon the market value of the investments of the Fund at the time of redemption and may be more or less than the shareholders' cost.

         Payment of redemption proceeds may be delayed until the check purchasing has cleared or up to twelve days from the date of purchase, whichever occurs first. This is to assure that your check has cleared. To avoid this possible delay, you may make your investment by wire (see "PURCHASE OF SHARES - by Wire"). You will receive a confirmation each time a liquidation of shares is requested. Redemptions may be suspended or the date of payment postponed when the New York Stock Exchange is closed (other than customary weekend and holiday closings listed in "VALUATION OF SHARES"), or if trading is restricted or if any emergency exists. Redemptions will be made at the next determined Fund NAV after the redemption request is received in good order and will be paid no later than seven days following such receipt.

You can redeem in any of the following ways:

         Customer Service Line--You can call the customer service line to make a redemption request and a check payable to the shareholder of record can be mailed to the address of record, unless you declined the telephone option in your account application. Redemptions of $1,000 or more can be wired directly to your account at a commercial bank (voided check must be attached to the application). For additional information on Western Union, please see below.

         Telephone redemptions are available upon receipt of the proper forms. These redemptions will be subject to mandatory 10% Federal income tax withholding, unless you elect out of withholding. For further information, or to request these forms, please call our customer service line at 1-800-848-0920.

         The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund will not be liable for any loss, injury, damage, or expense as a result of acting upon instructions communicated by telephone reasonably believed to be genuine, and the Fund will be held harmless from any loss, claims or liability arising from its compliance with such instructions. These options are subject to the terms and conditions set forth in this Prospectus and all telephone transaction calls may be tape recorded. The Fund reserves the right to revoke this privilege at any time without notice to shareholders and request the redemption in writing, signed by all shareholders.

         By Bank Wire--Your funds will be wired to your bank on the next business day after your redemption order has been processed. A $20 fee will be deducted from the proceeds for this service. Your financial institution may also charge you a fee for receipt of the wire. (If elected, this authorization will remain in effect until written notice of its termination is received by NISI.)

         By Automated Clearing House ("ACH")--Your funds will be sent via ACH to your bank account on the second business day after your redemption order has been received by NISI. There is no fee to receive your funds via ACH. (If elected, this authorization will remain in effect until written notice of its termination is received by NISI.) Funds sent through the automated clearing house should reach your bank in two business days.

         By Western Union--With Western Union's Quick Cash(SM) service, you can receive your redemptions the next business day across the United States or throughout the world. If you have elected, you can phone in your request to receive funds on the next business day at 24,000 locations, including major supermarkets and mail-box type outlets, many of which are open 24 hours a day, seven days a week. The fee for the Western Union Service is $10.50 per $10,000. Funds being sent outside of the United States may be subject to a higher fee. This fee is deducted from your account.

         By Mail or FAX (No Minimum)--Write to Nationwide Investors Services, Inc., Three Nationwide Plaza, P.O. Box 1492, Columbus, Ohio 43216-1492 or fax to
(614) 249-8705. Please be sure that your letter or facsimile is signed exactly as your account is registered and that your account number is included. For an IRA redemption, you must include date of birth. Also, you must indicate whether or not you wish Federal income tax (not less than 10%) to be withheld from the distribution. The distribution will be processed effective the date the signed letter or fax is received. Fax requests received after 4 P.M. Eastern Time will be processed as of the next business day. NISI reserves the right to require the original document if you use the fax method.

         Other Redemption Requirements. Redemption requests for ISC and IC Shares from Plans with more than $1,000,000 in the Fund and which represent a withdrawal of 5% or more of a Plan's assets on any business day must include or be preceded by the following information: (i) the Plan name; (ii) a listing of the Plan trustee(s); (iii) copies of Plan documents or summaries which describe the investment options available to and restrictions imposed upon Plan participants; (iv) a listing of the allocation of Plan assets across available investment options; (v) for the three year period immediately preceding the withdrawal, a monthly summary of cash flow activity for the investment option in which the Shares are included, detailing contribution and benefit payment amount and amounts transferred to and from other investment options; and (vi) in the case of Plans subject to ERISA, identification of a "Qualified Professional Asset Manager" within the meaning of Department of Labor Prohibited Transaction Class Exemption 84-14 (March 8, 1984). The Fund may waive these requirements under some circumstances.

         Redemption Fees. Generally, redemption requests on all Shares will be subject to a 2% redemption fee when the Trigger is "active". The redemption fee will be retained by the Fund to help minimize the impact the redemptions may have on Fund performance and to support administrative costs associated with redemptions from the Fund. Additionally, the redemption fee may discourage market timing by those shareholders initiating redemptions to take advantage of short-term movements in interest rates.

         The Trigger is active on any day that, as of two Business Days prior, the "Gross Annual Effective Yield of the Fund"* is less than the current yield on the Dealer Commercial Paper (90-day) Index. Once activated, the Trigger will become inactive on any day that, as of two Business Days prior, the Gross Annual Effective Yield of the Fund is greater than the current yield of the Dealer Commercial Paper (90-day) Index plus 0.25%. The Fund will rely on the Dealer Commercial Paper (90-day) Index found daily on the front page of the Money and Investing section of the Wall Street Journal. If the Dealer Commercial Paper (90 day) Index is not available in the Wall Street Journal, the Fund may use alternative sources of information for 90-day dealer commercial paper rates.

         Redemptions of ISC or IC Shares by Participants in plans and Contract Owners for reasons of death, disability, retirement, employment termination, loans, hardship, and other Plan permitted withdrawals and investment transfers to non-Competing Funds (each, a "Benefit Responsive Payment Event") are not subject to a redemption fee. All other redemptions of Shares are subject to a 2% redemption fee, payable to the Fund when the Trigger is active.

EXAMPLE

An IRA Class Shareholder decides to redeem shares in the amount of $5,000 from the Fund on October 15th. Assume that as of October 13th the current yield on the Dealer Commercial Paper (90-day) Index is 7.2% and the Gross Annual Effective Yield of the Fund is 7.0%. Because the Gross Annual Effective Yield of the Fund is less than the current yield on the Dealer Commercial Paper (90-day) Index the Trigger is active, and the Shareholder will receive net proceeds of $4,900 for the redemption. The Trigger will remain active until two Business Days after the Gross Annual Effective Yield of the Fund exceeds the current yield on the Dealer Commercial Paper (90-day) Index by 0.25%.

Information on the Trigger and the Gross Annual Effective Yield of the Fund can be obtained by calling 1-800-848-0920.


--------------------
* The "Gross Annual Effective Yield of the Fund" is a measure of one day's investment income (before deduction for fees and expenses) expressed as an annual compounded yield. It is calculated on each business day based on the dividend declared for the previous day as follows:


    [((1 + Previous Day's Gross Dividend Factor)  365) -1] / [NAV per Share]

The Fund reserves the right to modify its redemption fee and waiver policy in whole or in part for certain shareholders upon 30 days written notice to such shareholders.

         Redemption in Kind. In certain circumstances, the Fund reserves the right to honor a redemption request by making payment in whole or in part in Securities or Securities and Wrapper Agreements, selected solely at the discretion of UBT. The Fund will always redeem Shares in cash for redemption requests up to the lesser of $250,000 or 1% of the net asset value of the Fund pursuant to an election made by the Fund and filed with the SEC. In addition, the Fund does not intend to do an in-kind redemption for any redemption requests of less than $1,000,000. The Fund does not anticipate exercising its right to redeem in-kind except in extraordinary circumstances as determined by the Fund and never if a request for redemption is received in connection with a Benefit Responsive Payment Event or for redemption of IRA Shares.

         To the extent a payment in kind is made with Securities, you may incur transaction expenses in holding and disposing of the Securities. Therefore, in receiving Securities you may incur costs that may exceed your share of the operating expenses incurred by the Fund. In addition, Wrapper Agreements assigned to you as a payment in kind are illiquid and will require you to pay fees directly to the Wrap Provider rather than through the Fund. Further, the Wrapper Agreement may contain restrictions on the securities subject to such Agreement, including, but not limited to the types, maturities, duration and credit quality of each security. Therefore, to obtain the benefits of a Wrapper Agreement, you may not be able to freely trade the securities underlying the Agreement. Also, Wrapper Agreements assigned to you will not provide protection against the credit risk associated with the issuer of any Underlying Assets (see "Specific Risks of Wrapper Agreements").

         To the extent that any such payment in kind includes a Wrapper Agreement, the Fund will assign a portion of one or more Wrapper Agreements to you. The economic terms and conditions of each assigned Wrapper Agreement will be substantially similar to the Wrapper Agreements held by the Fund. By purchasing Shares in the Fund, you agree to accept an assignment of a Wrapper Agreement as part of an in-kind redemption, provided that at the time of the redemption payment such assignment would not violate applicable law.

         A Wrap Provider, prior to the assignment of a Wrapper Agreement to a Class ISC or IC shareholder, may require you to represent and warrant that such assignment does not violate any applicable laws. Moreover, the Wrap Provider may require you to obtain at your own expense the services of a qualified professional asset manager acceptable to the Wrap Provider to manage the Securities distributed in kind in conformity with the Wrapper Agreement provisions. In the event a Wrapper Agreement cannot be assigned to you, the Fund in its discretion may satisfy the redemption request through (a) a cash payment,
(b) a redemption in-kind consisting entirely of Securities, or (c) a combination of cash and Securities.

         In the event a redemption is made in kind with a Wrapper Agreement, the Fund will incur costs in obtaining such Wrapper Agreement and assigning it to the shareholder. The Fund will examine the costs and benefits of obtaining a Wrapper Agreement in making a determination to incur such costs. Typically, these costs should not exceed $5,000 per issuance.

Accounts Falling Below Minimum Investment Requirements. Because of the high cost of maintaining small accounts, the Fund may close any accounts which, as a result of redemptions, have a value of less than $2,000 ($500 for Education
IRAs). However, you will be notified if your account value is less than the required minimum, and you will be allowed 90 days to make additional investments before the account is liquidated. Under some circumstances, additional investments to IRAs may not be permitted by the Code.

Signature Guarantee (IRA Shares only). Based on the circumstances of each transaction, NISI reserves the right to require that your signature be guaranteed by an authorized agent of an "eligible guarantor institution", which includes, but is not limited to, certain banks, credit unions, savings associations, and member firms of national security exchanges. A signature guarantee is designed to protect the shareholder by helping to prevent an unauthorized person from redeeming shares and obtaining the proceeds. A notary public is not an acceptable guarantor. In certain special cases (such as corporate or fiduciary registrations), additional legal documents may be required to ensure proper authorizations. If NISI decides to require signature guarantees in all circumstances, shareholders will be notified in writing prior to implementation of the policy.

VALUATION OF SHARES

         The NAV per share for the Fund is determined as of the close of regular trading on the New York Stock Exchange (usually 4 P.M. Eastern Time), each day that the exchange is open and on such other days as the Board of Trustees determines and on days in which there is sufficient trading in portfolio securities of a Fund to materially affect the NAV of the Fund (the "VALUATION TIME")

         The Fund will not compute NAV on the customary business holidays, including Christmas, New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day and Thanksgiving.

         The NAV per share of a class is computed by adding the value of all securities and other assets in the Fund's portfolio allocable to such class, deducting any liabilities allocable to such class and any other liabilities charged directly to that class and dividing by the number of shares outstanding in such class.

         The Securities and other assets, other than the Wrapper Agreements, are valued primarily on the basis of market quotations as obtained from an independent pricing organization. Wrapper Agreements and securities, for which market quotations are not available, and other assets, for which an independent pricing agent does not provide a value that represents their value in the judgment of NAS, are valued at fair value as determined in good faith and in accordance with policies and procedures established by the Board of Trustees.

         Pursuant to procedures adopted by the Board of Trustees, the fair value of a Wrapper Agreement ("Wrapper Value") generally will be equal to the difference between the Book Value and the market value of the applicable Underlying Assets. In determining Wrapper Value, the Board of Trustees intends to consider the credit quality and ability of a Wrap Provider to pay amounts due under the Wrapper Agreement. If the Board of Trustees determines that a Wrap Provider is unable to make such payments, Nationwide Advisory Services, Inc. ("NAS") may assign a Wrapper Value that is less than the difference between the Book Value and the market value (plus accrued interest) of the applicable Underlying Assets. In the event of such an occurrence, the Fund might be unable to maintain a stable NAV.

         Under procedures adopted by the Board of Trustees, an NAV per Share which is later determined to have been inaccurate for any reason will be recalculated. Purchases and redemptions made at an NAV per Share determined to have been inaccurate or incorrect will be adjusted; provided, however, that no such adjustment will be required where the difference between the original NAV per Share and the recalculated NAV per Share divided by the latter is 0.005 (1/2 of 1%) or less, or shareholder transactions are otherwise unsubstantially affected.

INVESTOR SERVICES

TOLL-FREE INFORMATION AND ASSISTANCE--Customer service representatives are available to answer questions regarding the Funds and your account(s) between the hours of 8 A.M. and 5 P.M. Eastern Time. Call toll-free: 1-800-848-0920 or contact NISI at our FAX telephone number (614) 249-8705.

SHAREHOLDER CONFIRMATIONS--You will receive a confirmation statement each time a requested transaction is processed. However, no confirmations are mailed on certain pre-authorized, systematic transactions. Instead, these will appear on your next consolidated statement.

QUARTERLY STATEMENTS--Unless accounts are administered by a financial intermediary, shareholders of the Fund will receive quarterly statements listing their activity in the Fund. Please review your statement carefully and notify us immediately if there is a discrepancy or error in your account.

SHAREHOLDER REPORTS--All shareholders will receive reports semi-annually detailing the financial operations of the funds.

UNDELIVERABLE MAIL--If mail from NISI to a shareholder is returned as undeliverable on three or more consecutive occasions, NISI will not send any future mail to the shareholder unless it receives notification of a correct mailing address for the shareholder.

ADDITIONAL INFORMATION

BOARD OF TRUSTEES

         The business affairs of the Trust are managed under the direction of its Board of Trustees. The Board of Trustees sets and reviews policies regarding the operation of the Trust, whereas the officers perform the daily functions of the Trust.

INVESTMENT ADVISORY AND OTHER SERVICES

         Investment Adviser. The Trust, on behalf of the Fund, has retained the services of Union Bond & Trust Company ("UBT") as its investment adviser for the Fund pursuant to an Investment Advisory Agreement between the Trust and UBT dated February 1, 1999 (the "Investment Advisory Agreement"). UBT with principal offices at 5665 S.W. Meadows Road, Suite 400, Lake Oswego, OR 97035, is a state bank and trust company chartered in 1913 and reorganized in 1992 under the laws of the state of Oregon.

         UBT provides a range of investment and fiduciary services to institutional clients. UBT maintains and manages common and pooled trust funds invested primarily in fixed income assets whose principal value is believed to be relatively stable. UBT also acts as custodian with respect to similar fixed income assets.

         UBT is a wholly owned subsidiary of Morley Financial Services, Inc. ("Morley Financial Services"), a holding company which also wholly owns Morley Capital Management, Inc., Morley & Associates, Inc. and Portland Investment Services, Inc. Morley Financial Services, Inc., is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (NFS). NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all outstanding Class B Common Stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise. All of the Common Stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policyholders.

         UBT offers trust services for other institutional corporate accounts in the investment market including clients of Morley Capital Management, Inc., an affiliate of UBT. As of September 30, 1998, Morley Financial Services and its subsidiaries had investment management or advisory responsibility for approximately $9.4 billion of assets. Morley Capital Management, Inc. is a registered investment adviser which manages money for corporate, government, Taft-Hartley, and bank intermediary clients on a national basis. Morley & Associates, Inc. is an insurance brokerage company which provides insurance brokerage services for clients throughout the United States.

         UBT, subject to the supervision and direction of the Board of Trustees, manages the Fund in accordance with the Fund's investment objective and stated investment policies, makes investment decisions for the Fund, places orders to purchase and sell securities and other financial instruments on behalf of the Fund and employs or otherwise engages professional investment managers and securities analysts who provide research services to the Fund. UBT places orders for investment transactions on behalf of the Fund with broker-dealers and other financial intermediaries that it selects. UBT may use an affiliate in connection with a purchase or sale of an investment for the Fund if UBT believes that the affiliate's charge for the transaction does not exceed usual and customary levels. The Fund may invest in the obligations of correspondents and customers of UBT.

         The Investment Advisory Agreement provides for the Fund to pay UBT a fee, accrued daily and paid monthly, equal to 0.35% per year of the average daily net assets of the Fund. UBT has agreed voluntarily to waive 0.10% of that fee until further written notice to shareholders. In addition, in the interest of limiting the expenses of the Fund, UBT has voluntarily entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement") pursuant to which UBT has agreed to waive or limit a portion of its fee including the waiver described above and to assume other expenses (except for Rule 12b-1 fees) in an amount necessary to limit total annual operating expenses of the Fund (exclusive of Rule 12b-1 fees) to no more than 0.70% for ISC Shares, 0.55% for IC Shares, and 0.70% for IRA Shares (expressed as a percentage of average daily net assets). Reimbursement by the Fund of the advisory fees waived or limited and other expenses paid by UBT pursuant to the Expense Limitation Agreement may be made within three years from the date of the Fund's inception when the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio to exceed the foregoing annual expense limits. Consequently, no reimbursement by the Fund will be made unless: (i) the Fund's assets exceed $50 million; (ii) the total annual operating expenses of the Class making reimbursement is less than the relevant limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis.

         UBT has been advised by its counsel that UBT currently may perform the services for the Fund described in this Prospectus and the SAI without violation of the Glass-Steagall Act or other applicable banking laws or regulations. State laws on this issue may differ from the interpretations of relevant federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities law.

         Fund Management. Mr. Taylor E. Drake and Mr. Thomas F. Mitchell are responsible for day-to-day management of the Fund.

         Mr. Drake, Vice President and Portfolio Manager, co-manages the Fund. Since joining Morley Capital Management, Inc., an affiliate of UBT, in 1995, he has managed corporate stable value portfolios and has overseen the development, implementation and management of new fixed income products, including the Fund. Prior to joining Morley Capital Management, Inc., Mr. Drake worked in international structured finance and investment management for Mellon Bank in Tokyo until June 1994 when he took a position at US Bancorp as Associate Director of Investment Banking He received his B.A. degree, cum laude, in Economics and Japanese from Brigham Young University.

         Mr. Mitchell, Senior Portfolio Manager and Director of Compliance, co-manages the Fund. Mr. Mitchell has more than twenty years' experience with taxable and tax-exempt securities. From 1978 to 1996 he managed investment portfolios for various commercial bank affiliates of First Interstate Bancorp. In 1997 and 1998, following First Interstate's merger with Wells Fargo & Co., he was a fixed income trader with Wells Fargo's Institutional Securities Sales and Trading Division. Mr. Mitchell holds as undergraduate degree from Stanford University, a law degree from the University of Virginia, and an MBA from the University of Oregon. He is a member of the District of Columbia Bar and joined Morley Capital Management, Inc. in December 1998.

         Distribution Plan. The Trust adopted a Distribution Plan under Rule 12b-1 of the 1940 Act which permits the Fund to compensate the Distributor, for expenses associated with distribution of its shares. Under the Distribution Plan, the Fund pays compensation accrued daily and paid monthly. The Fund shall pay amounts not exceeding an annual maximum amount of 0.25% of the daily net assets of ISC Shares and IVC Shares. Distribution expenses paid by the Distributor may include the costs of printing and mailing prospectuses and sales literature to prospective investors, advertising, and compensation to sales personnel and broker-dealers.

         Administrative Services Plan. As authorized by the Administrative Services Plan, the Fund has entered into a Servicing Agreements, pursuant to which Nationwide Financial Services, Inc. (through its subsidiaries) and Nationwide Investment Services Corporation have each agreed to provide certain administrative support services in connection with Shares of the Fund owned of record or beneficially by its customers. Such administrative support services may include, but are not limited to, those services described above. In consideration of such services, the Fund has agreed to pay a fee, computed at the annual rate of up to 0.15% of the average daily net assets attributable to ISC Shares and IRA Shares of the Fund held during the period by customers for whom Nationwide Financial Services, Inc. or Nationwide Investment Services Corporation has provided services under the Servicing Agreement. In the future the Fund may enter into similar servicing agreements with other entities, including NAS.

         Administrator. Under the terms of a Fund Administration Agreement, NAS provides various administrative and accounting services, including daily valuation of the Funds' shares and preparation of financial statements, tax returns, and compliance and regulatory reports. For these services, the Fund pays NAS an annual fee based on the Fund's average daily net assets in the amount of 0.07% up to $250 million in assets, 0.05% on the next $750 million of assets and 0.04% on assets of $1 billion and more.
There is a minimum fee of $50,000 per year.

         Distributor. NAS serves as the Fund's principal underwriter on a best efforts basis.

         Custodian. The Fifth Third Bank acts as custodian for the assets of the Fund under a separate Custodian Agreement with the Trust.

         Transfer and Dividend Disbursing Agent. NAS, through its wholly-owned subsidiary, NISI, serves as transfer agent and dividend disbursing agent for the Trust. For these services, NISI receives an annual fee from each class of the Fund of .01% of average daily net assets.

DESCRIPTION OF SHARES

         The Trust presently offers shares of beneficial interest, without par value, in fifteen series, one of these series being the Fund. The shares of each of the funds are offered in separate classes and you have an interest only in the shares of the fund which you own. Except for certain differences in voting rights and in expenses to which such Shares may be subjected, shares of a particular class are equal in all respects to shares of the other classes of that Fund. In the event of liquidation of the Fund, shares of the same class will share pro rata in the distribution of the net assets of the Fund with all other shares of that class. All shares are without par value when issued and paid for, and are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described above but will have no other preference, conversion, exchange or preemptive rights.

         Voting Rights. Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional shares held. An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to amend the Declaration of Trust, the Investment Advisory Agreement, and fundamental investment objectives, policies, and restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof, and to act upon certain other business matters. In regard to termination, sale of assets, the change of fundamental investment objectives, policies and restrictions or the approval of an Investment Advisory Agreement, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal. In addition, holders of a class of a Fund in which a Rule 12b-1 fee is charged will vote as a class of that Fund with respect to any action regarding the Distribution Plan.

         To the extent that such a meeting is not required, the Trust does not intend to have an annual or special meeting of shareholders. The Trust has represented to the Commission that

Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefore from shareholders holding not less than 10% of the outstanding votes of the Trust and the Trust will assist in communicating with other shareholders as required by
Section 16(c) of the 1940 Act. At such meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Trust), by majority vote, has the power to remove one or more Trustees.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

         The Fund intends to distribute all of its net investment income and net capital gains, if any, to its shareholders on an annual basis. The Fund currently declares dividends from net investment income daily and pays dividends monthly. Distributions of net realized capital gains are made annually. An additional annual distribution ("Additional Distribution") may be paid to satisfy the tax requirements (outlined below) that the Fund distribute each year substantially all of its investment company taxable income (see "TAX CONSIDERATIONS").

         Dividends and other distributions paid on each Class of Shares will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except that the per Share dividends on ISC and IRA Shares will be lower than those of IC Shares (which have a lower total expense ratio). Dividends paid on the three Classes also might be affected differently by the allocation of other Class-specific expenses. Dividends and other distributions are automatically reinvested in additional Shares of the distributing Class, unless the shareholder sends a written request to the Fund directing otherwise.

         The Fund may declare and pay dividends in amounts which are not equal to the amount of the net investment income it actually earns. In the event distributions exceed the income earned, the excess may be considered a return of capital. In the event the income earned exceeds the amount of the dividends distributed, the Fund may make an Additional Distribution of such excess amount. The Board of Trustees, in an effort to maintain a stable NAV per Share in the event of an Additional Distribution, may declare, effective on the ex-distribution date of an Additional Distribution, a reverse split of the Shares in an amount that will cause the total number of Shares held by each shareholder, including Shares acquired on reinvestment of that distribution, to remain the same as before that distribution was paid.

         For example, if the Fund declares an Additional Distribution of ten cents per Share when the NAV per Share is $10.00, a shareholder holding one Share would receive 0.01 additional Shares on reinvestment of that distribution. If no reverse split were declared, the NAV per Share would be approximately $9.90 and the total value of the 1.01 shares held by the shareholder would be $10.00. If a 1.01 to 1 reverse split were declared, however, the shareholder's
1.01 shares would be combined into one share having a NAV of $10.00. Thus, a reverse share split would not affect the total value of the shareholder's Shares.

TAX CONSIDERATIONS

         The Fund intends to qualify each year as a "regulated investment company" under the Code. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes all or substantially all of its net investment income and any net realized capital gains. The Fund intends to distribute to its shareholders all of its investment company taxable income and net capital gain at least annually, if necessary through Additional Distributions, and therefore does not anticipate incurring any federal income tax liability.

         For Plan Participants utilizing the Fund as an investment option under their Plan and for other tax-deferred accounts, dividend and capital gain distributions from the Fund generally will not be subject to current taxation, but will accumulate on a tax-deferred basis. In general, Bank Collective Funds, Plans, and IRAs are governed by a complex set of tax rules. Each Plan Participant should consult with their Plan administrator, their Plan's Summary Plan Description, and/or a professional tax adviser regarding the tax consequences of their participation in their Plan and of any Plan contributors or withdrawals. IRA Investors should consult with their professional tax adviser regarding the tax consequences associated with an investment in the Fund.

PERFORMANCE ADVERTISING

         The Fund from time to time may advertise certain investment performance figures. Performance will be reported for each class of shares and will probably vary from class to class due to a difference in class expenses. These figures are based on historical earnings, and past performance data is not necessarily indicative of future performance of the Fund. Quotations of yield will be in conformance with current SEC guidelines.

         Yield refers to the income generated by an investment in the Fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

         The Fund may advertise its total return and its holding period return for various periods of time. Total return is calculated by determining, over a period of time, the average annual compounded rate of return that an investment in the Fund earned over that period, assuming reinvestment of all distributions. Holding period return refers to the percentage change in the value of an investment in a Fund over a period of time assuming reinvestment of all distributions.

         Total return and holding period return differ from yield in that the return figures include capital changes in an investment while yield measures the rate of net income generated by a Fund. Total return differs from holding period return principally in that total return is an average annual figure while holding period return is a cumulative figure for the entire period.

         Total return and holding period return and yields are based on past results and are not an indication of future performance. Performance information or advertisements may include comparisons of the Fund's investment results to various unmanaged indices or results of other mutual funds with similar investment objectives.

PRIOR PERFORMANCE OF INSTITUTIONAL PRIVATE ACCOUNTS MANAGED BY UBT

         The Fund commenced operations on February 1, 1999 and therefore has no operating history or performance record of its own. The following table sets forth composite performance data relating to the historical performance of all portfolios managed by UBT that have investment objectives and risks substantially similar to those of the Fund. The composite data is provided to illustrate the past performance of UBT in managing substantially similar portfolios as measured against a specified market index. The performance data presented was not prepared in accordance with AIMR standards because the composite reflects a stable value investment which is not marked to market daily as required by AIMR. IT DOES NOT REPRESENT THE PERFORMANCE OF THE FUND. INVESTORS SHOULD NOT CONSIDER THIS PERFORMANCE DATA AS AN INDICATION OF FUTURE PERFORMANCE OF THE FUND OR OF UBT.

         All information set forth in the table below relies on data supplied by UBT or in the case of the comparative indices from statistical services, reports or other sources believed by UBT to be reliable. Except as otherwise indicated, however, such comparative information has not been verified by the Fund and is unaudited.

         Investors should be aware that stable value investments are designed to reduce volatility. This is accomplished through the purchase of Wrapper Agreements which, under normal circumstances, fluctuate in value in inverse proportion to market movements, thus allowing for the underlying assets in an account to be effectively carried at book value. Investors should be aware of this unique aspect of stable value in trying to draw direct comparisons between stable value returns and market value indices, or comparing one stable value account to another. In addition, returns on stable value portfolios can differ depending upon portfolio-specific factors such as (1) the amount and timing of cash flows, and (2) the general level of interest rates when those cash flows occur. The composite performance data presented below represents the actual returns of all accounts and funds with substantially similar investment objectives, policies, and strategies managed by UBT.

         All returns presented were calculated on a total return basis and include all interest and accrued income credited to the portfolios. All are presented net of all fees and expenses assessed by UBT including investment management fees, administration fees, wrapper premiums, custodial fees, recordkeeping fees, brokerage commissions and execution expenses associated with the purchase and/or disposition of account assets. Quarterly returns of the composites combine the individual accounts' returns by asset-weighing each individual account's asset value as of the beginning of the quarter. The yearly returns are computed by geometrically linking the returns of each quarter within the calendar year. This calculation method differs from the SEC method of calculating returns.

         The portfolios included in the composites are not subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act or Subchapter M of the Code. Consequently, the performance results for the composites could have been adversely affected if the portfolios included in the composites had been regulated as investment companies under the federal securities laws.

         The results presented below may not necessarily be the same as the return experienced by any particular investor as a result of the timing of investments and redemptions. In addition, the effect of taxes on any investor will depend on such person's tax status, and the results have not been reduced to reflect any income tax which may have been payable.

         The investment results presented below are not intended to predict or suggest the returns that might be experienced by the Fund or an investor investing in the Fund. Investors should also be aware that the use of a methodology different from that used below to calculated performance could result in different performance data.

Performance as of December 31, 1998

-----------------------------------------------------------------------------------------------------------------
Year                  Stable Value Composite(1)             90-day T-bills(2)          30-day commercial paper(2)
-----------------------------------------------------------------------------------------------------------------
 Last 1 Year          5.92%                                 5.23%                      5.39%
-----------------------------------------------------------------------------------------------------------------
 Last 3 Years         5.98%                                 5.29%                      5.46%
-----------------------------------------------------------------------------------------------------------------
 Last 5 Years         6.05%                                 5.22%                      5.36%
-----------------------------------------------------------------------------------------------------------------
 1993                 6.65%                                 3.18%                      3.20%
-----------------------------------------------------------------------------------------------------------------
 1994                 5.95%                                 4.18%                      4.47%
-----------------------------------------------------------------------------------------------------------------
 1995                 6.39%                                 6.03%                      5.93%
-----------------------------------------------------------------------------------------------------------------
 1996                 5.99%                                 5.31%                      5.46%
-----------------------------------------------------------------------------------------------------------------
 1997                 6.03%                                 5.33%                      5.55%
-----------------------------------------------------------------------------------------------------------------
 1998                 5.92%                                 5.23%                      5.39%
-----------------------------------------------------------------------------------------------------------------

         (1) The composite figures are net of all fees and expenses (including wrapper premiums) assessed by UBT. The average fee over the five years, excluding wrapper premiums, was 0.44% expressed as a percentage of average daily net assets. Actual fund expenses for each class of shares are expected to be higher than those of the composite.

         (2) The returns on 90-day T-bills and 30-day commercial paper are often used as benchmarks for stable value funds. Both of these benchmarks exhibit very little price volatility. The returns for these two benchmarks are listed gross of fees.

ADVISER
Union Bond & Trust Company
5665 S.W. Meadows Rd., Suite 400
Lake Oswego, Oregon  97035

DISTRIBUTOR
Nationwide Advisory Services, Inc.
Three Nationwide Plaza
Columbus, Ohio  43215

INDEPENDENT AUDITORS
KPMG LLP
Two Nationwide Plaza
Columbus, Ohio  43215-2537

TRANSFER AGENT AND DIVIDEND
DISBURSING AGENT
Nationwide Investors Services, Inc.
Three Nationwide Plaza
Columbus, Ohio  43215

LEGAL COUNSEL
Dietrich, Reynolds & Koogler
One Nationwide Plaza
Columbus, Ohio  43215-2220

CUSTODIAN
The Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, Ohio  45263-0001

                       STATEMENT OF ADDITIONAL INFORMATION
                                February 1, 1999


                       Nationwide Investing Foundation III


                        Morley Capital Accumulation Fund


         This Statement of Additional Information is not a prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Prospectus, dated February 1, 1999 for the Morley Capital Accumulation Fund (the "Fund"). The Prospectus provides the basic information investors should know before investing and may be obtained without charge by calling the Transfer Agent at 1-800-848-0920.

         This Statement of Additional Information is not an offer by the Fund to an investor that has not received a Prospectus. No broker/dealer, sales representative, or other person has been authorized to give any information or to make any representations other than those contained in the Prospectus and this Statement of Additional Information, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund. This Statement of Additional Information does not constitute an offer or solicitation by anyone in any state in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation. Capitalized terms not otherwise defined in this Statement of Additional Information have the meanings accorded to them in the Prospectus.

                                Table of Contents

                                                                                       Page

INVESTMENT OBJECTIVES AND POLICIES.....................................................  1
         ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS.........  1
         INVESTMENT RESTRICTIONS....................................................... 11
         PORTFOLIO TURNOVER............................................................ 12
         FUND TRANSACTIONS AND BROKERAGE ALLOCATION.................................... 12

MANAGEMENT OF THE FUND................................................................. 14
         TRUSTEES AND OFFICERS......................................................... 14
         INVESTMENT ADVISORY AND OTHER SERVICES........................................ 17

REDEMPTION OF FUND SHARES.............................................................. 21

TAXATION............................................................................... 21

FINANCIAL STATEMENTS................................................................... 24

PERFORMANCE INFORMATION................................................................ 24

APPENDIX............................................................................... 26

INVESTMENT OBJECTIVES AND POLICIES

         The investment objective of the Fund is to provide investors with a high level of current income while preserving principal and maintaining a stable net asset value per share. The Fund seeks to achieve its investment objectives by investing its net investable assets in a diversified portfolio of investment grade securities, money market instruments, options, futures and other instruments ("Securities") and by entering into book value benefit responsive agreements ("Wrapper Agreements") (together "Portfolio Securities") with large financial institutions, such as banks and insurance companies. There can, of course, be no assurance that the Fund will achieve its investment objectives. The Fund is a separate series of Nationwide Investing Foundation III (the "Trust"), an open end management investment company created as a business trust under the laws of Ohio by a Declaration of Trust dated as of October 30, 1997, as subsequently amended.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

         The following is a discussion of certain investments of, and techniques employed by, the Fund.

         Financial Services Industry Obligations. The Fund may hold short-term investments in each of the following obligations of the financial services industry:

                  (1) Certificates of Deposit. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

                  (2) Time Deposits. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate.

                  (3) Bankers' Acceptances. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

In addition, the Fund may hold other short-term investments, such as commercial paper, which are short-term (maturities of 270 days or less) unsecured promissory notes issued by corporations.

         Mortgage-Related Securities. Mortgage-related securities include securities representing interests in a pool of mortgages. These securities, which may be issued by FNMA, GNMA and FHLMC, provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are repaid. The Fund will invest in pools of mortgage loans assembled for sale to investors by agencies or instrumentalities of the U.S. Government and by non-governmental entities such as banks, mortgage lenders, other financial institutions and special purpose vehicles thereof ("Non-Governmental Entities"). Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities.

         Other types of securities representing interests in a pool of mortgage loans are known as collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICS"). CMOs and REMICs are debt instruments collateralized by pools of mortgage loans or other mortgage-backed securities. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on underlying collateral provides the funds to pay debt service or make scheduled distributions on the multi-class pass-through securities. The Fund may invest in CMOs, REMICs and multi-class pass-through securities (collectively, "CMOs" unless the context indicates otherwise) issued by agencies or instrumentalities of the U.S. Government (such as FHLMC) or by Non-Governmental Entities.

         CMOs may be issued with a variety of classes or "tranches," which have different maturities and are often retired in sequence. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index such as the London Interbank Offered Rate. These "Floating Rate CMOs" typically are issued with lifetime "caps" on their coupon rate, which means that there is a ceiling beyond which the coupon rate may not be increased. The coupon rate on some Floating Rate CMOs may change as a multiple of the change in the relevant interest rate. As a result, any increase in the index rate may cause a correspondingly greater increase in the coupon rate, and any decrease in the index rate may cause a correspondingly greater decrease in the coupon rate of such Floating Rate CMOs. Likewise, changes in the index rate will have an increased effect on the market value of such Floating Rate CMOs, although in the opposite direction from the change in the index rate.

         REMICS, which have elected to be treated as such under the Code, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. As with other CMOs, the mortgages which collateralize the REMICs in which a Fund may invest include mortgages backed by GNMA certificates or other mortgage pass-through securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and by Non-Governmental Entities.

         The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, the Fund may experience a loss (if the price at which the security was acquired by the Fund was at a premium over par, which represents the price at which the security will be redeemed upon prepayment). In addition, prepayments of such securities held by the Fund will reduce their par value.

         Furthermore, the prices of mortgage-related securities can be significantly affected by changes in interest rates. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. In such periods, it is likely that any prepayment proceeds would be reinvested by the Fund at lower rates of return.

         However, rising mortgage rates will normally decrease the price of mortgage-backed securities. In the case of floating rate CMOs issued with a coupon rate cap, this decrease will usually accelerate as mortgage rates come closer to the capped rate. Further, an increase in such rates may affect the volatility of these securities since it is likely that the prepayment rate will decrease. In that event, a security that was considered a short-term security at the time of purchase could effectively be changed into a long-term security, which generally fluctuates more widely in response to changes in interest rates than short- or intermediate-term securities.

         STRIPS. The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent the Fund purchases the principal portion of the STRIPS, the Fund will not receive regular interest payments. Instead they are sold at a deep discount from their face value. The Fund will accrue income on such STRIPS for tax and accounting purposes, in accordance with applicable law, which income is distributable to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other Securities to satisfy its distribution obligations. Because the principal portion of the STRIP does not pay current income, its price can be volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIP's purchase price and its face value.

         When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis, with delivery and payment for the securities normally taking place 15 to 45 days after the date of the transaction. Such an agreement to purchase securities is termed a "forward commitment." The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment.

         The Fund may enter into such forward commitments if the Fund holds, and maintains until the settlement date in a segregated account or segregated on the books of the Fund, cash or any security that is not considered restricted or illiquid, equal to the value of the Fund's commitment and marked to market daily. There is no percentage limitation on the Fund's total assets which may be invested in forward commitments. The purchase of securities on a when-issued, delayed delivery or forward commitment basis exposes the Fund to risk because the securities may decrease in value prior to their delivery. Purchasing securities on such a basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. There is also a risk that the securities may not be delivered or that the Fund may incur a loss or will have lost the opportunity to invest the amount segregated for such transaction. Although the Fund will generally enter into forward commitments with the intention of acquiring securities, the Fund may dispose of a commitment prior to settlement if UBT deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of securities purchased on a forward commitment basis.

         U.S. Government and Agency Obligations. The Fund may invest in obligations issued or guaranteed by U.S. Government, its agencies or its instrumentalities. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and GNMA, are backed by the full faith and credit of the U.S. Government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. Government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and FHLMC, are supported only by the credit of the agency that issued them, and not by the U.S. Government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and FNMA are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. Government.

         Futures Contracts and Options on Futures Contracts -- General. The successful use of these instruments draws upon UBT's skill and experience with respect to such instruments and usually depends on its ability to forecast interest rate movements correctly. If interest rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts or options thereon or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options thereon and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.

         Futures Contracts. The Fund may enter into contracts for the purchase or sale for future delivery of Fixed Income Securities or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities. The Fund also may enter into futures contracts based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA modified pass-through mortgage-backed securities and three-month U.S. Treasury bills, and futures contracts that are based on bonds issued by entities other than the U.S. Government.

         A futures contract is an agreement to buy or sell a security (or deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures exchanges and trading in futures are regulated by the Commodity Futures Trading Commission ("CFTC") under the Commodity Exchange Act. Futures contracts trade on certain regulated contracts markets.

         When a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin will approximately equal 1% to 5% of a contract's face value. Daily thereafter, the futures contract is valued, and the Fund may have to provide additional margin or may receive back margin based upon declines or increases in the contract's value ("variation margin").

         Positions in the futures markets usually are not held until delivery or cash settlement is required. Instead, those positions usually are liquidated by buying (or selling, as the case may be) an offsetting position consisting of an identical futures contract calling for delivery in the same month. Where it appears economically beneficial to the Fund, however, the Fund may instead take delivery of underlying securities. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

         The purpose of the Fund's acquisition or sale of a futures contract is to attempt to establish more certainty with respect to the effective rate of return on its Securities. For example, if interest rates were expected to increase (which would cause the prices of debt securities to decline), the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities held by the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate. Moreover, the Fund would be able to use the increase in the value of the futures contracts to purchase additional interest-bearing instruments, thereby to some extent reducing any difference that might otherwise develop between the Fund's current yield and the yield on newly-issued instruments of similar duration and credit quality.

         Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities), the Fund may purchase futures contracts for the acquisition of debt securities to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of the underlying debt securities, the Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. To the extent the Fund enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Fund's obligations with respect to such futures contracts will consist of cash, cash equivalents or liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and additional margin payments made by the Fund with respect to such futures contracts.

         The Fund could accomplish similar results by selling debt securities with long maturities and investing in bonds with short maturities when interest rates are expected to increase, and by buying debt securities with long maturities and selling debt securities with short maturities when interest rates are expected to decline. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique may enable the Fund to accomplish the same result more effectively and perhaps at a lower cost.

         As noted above, futures contracts entail risk. Although UBT believes that the use of such contracts will benefit the Fund, if its investment judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates and interest rates instead decrease, the Fund will lose part or all of the benefit of the increased value of its debt securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet a daily additional margin requirement, it may have to sell Securities at a time when it would be disadvantageous to do so.

         Options on Futures Contracts. The Fund may purchase and write (sell) options on futures contracts for hedging purposes. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, in return for the premium payment, to purchase a futures contract at a specified price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract at a specified exercise price at any time before the option expires.

         Options on futures contracts can be used by the Fund to hedge the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts themselves. Depending on the pricing of the option, compared to either the futures contract upon which it is based or the price of the underlying securities themselves, it may or may not be less risky than direct ownership of the futures contracts or the underlying securities.

         In contrast to a futures transaction, in which only transaction costs are involved, benefits received by the Fund as a purchaser in an option transaction will be reduced by the amount of the premium paid in addition to transaction costs. In the event of an adverse market movement, however, the Fund will not be subject to a risk of loss on the option transaction, other than loss of the premium paid and transaction costs. Consequently, the

Fund may benefit more from a favorable movement in the value of its Securities than it would have benefited if the hedge had been effected through the use of futures.

         If the Fund writes call options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of the securities held by, or to be acquired for, the Fund. If the option is exercised, the Fund will incur a loss in the option transaction. This loss is reduced by the amount of premium received and may be partially offset by favorable changes in the value of its Securities.

         While the purchaser or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, the Fund's ability to establish and close out options positions at fairly established prices will depend on the existence of a liquid market. The Fund will not purchase or write options on futures contracts unless, in UBT's opinion, the market for such options has sufficient liquidity that the risks associated with such options transactions are at acceptable levels.

         The Fund will not enter into any futures contract or option on a futures contract if immediately thereafter the amount of margin deposits on all the futures contracts held by the Fund and premiums paid on outstanding options on its futures contracts (other than those entered into for bona fide hedging purposes) would exceed 5% of market value of the Fund's total assets.

         Options on Securities. The Fund may purchase and write (sell) put and call options. Such options have various types of underlying instruments, including specific securities, indices of securities prices. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed "strike" price. In return for this right, the Fund pays the current market price of the option (known as the option premium). The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the "strike" price. The Fund also may terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

         The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

         The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's "strike" price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying prices do not rise sufficiently to offset the cost of the option.

         When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the "strike" price for the option's underlying instrument if the other party to the option chooses to exercise it. Therefore, the Fund will assume the risk of loss should the price of the underlying instrument fall below the exercise price.

         Writing a call option obligates the Fund to sell or deliver the option's underlying instrument, in return for the "strike" price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if the underlying prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the "strike" price, even if its current value is greater, a call writer gives up some ability to participate in the underlying price increases.

         The Fund may purchase and write options in combination with other options, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one "strike" price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         The Fund may write (sell) covered call and put options on its Securities ("covered options") to a limited extent in an attempt to increase income. However, the Fund may forego the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options it writes. A call option written by a Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered, if the Fund holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is maintained by the Fund in cash, U.S. Government securities and other high quality liquid securities in a segregated account with its custodian.

         If a covered call option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Fund foregoes, in exchange for the net premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

         If a put option expires unexercised, the Fund will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a put option, the Fund, in exchange for the net premium, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Fund will only write put options involving securities for which a determination is made at the time the option is written that the Fund wishes to acquire securities at the exercise price.

         The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Fund.

         The Fund may purchase call and put options on any securities in which it may invest. The Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund's holdings.

         Put options also may be purchased by the Fund to seek to benefit from a decline in the price of securities that the Fund does not own. The Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying Securities.

         The Fund has adopted certain non-fundamental policies concerning option transactions that are discussed below. The Fund's activities in options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

         The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. If the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that will not be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

         The Fund may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in U.S. Government securities, make these markets. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions, because the predominant market is the issuing broker rather than an exchange and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Fund will purchase such options only from broker-dealers who are primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. UBT will monitor the creditworthiness of dealers with whom the Fund enters into such options transactions under the general supervision of the Trustees.

         Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests.

         Options and futures prices also can diverge from the prices of their underlying instruments even if the underlying instruments match the Fund's investment well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect the security prices the same way. Imperfect correlation also may result from: differing levels of demand in the options and futures markets and the securities markets, structural differences in how options and futures and securities are traded, or imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         Liquidity of Options and Futures Contracts. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume, thereby impacting their liquidity. Additionally, options and futures contracts are subject to price fluctuation limits. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions also could be impaired.

         Swaps. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon single or periodic fixed amounts. Swaps may be based on fixed interest rates, price indices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices).

         The Fund may engage in swaps under which one party pays a single or periodic fixed amount or an amount based upon a specified index, and the other party pays a periodic amount based on the movement of another specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss under a swap is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive. If a swap counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

         The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become more liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

         The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund's obligations under a swap agreement (offset against any amounts owing to the Fund) will be accrued daily.

         Swaps are subject to the risk that the swap counterparty may not fulfill its obligations under the swap agreement. Accordingly, the Board of Trustees has established credit guidelines for the Fund governing the selection of swap counterparties. These guidelines establish a minimum credit rating for each swap counterparty and provide for certain credit enhancement techniques (for example, collateralization of amounts due from swap counterparties) to limit exposure to counterparties that have an S&P rating below A.

         The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary securities transactions. If UBT is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

         Asset Coverage for Swaps, Futures, and Options Positions. The Fund will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures by mutual funds, and if the guidelines so require, will segregate cash or U.S. Government securities or other liquid securities in the amount prescribed. To the extent that any accrued but unpaid net amounts are owed to a swap counterparty, the Fund may also segregate assets as described above to cover such amounts and thereby avoid potential leveraging of the Fund. To the extent that the Fund enters into swaps for hedging purposes, the Fund believes that such obligations do not constitute "senior securities" under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. In the event a large percent of the Fund's assets are segregated for coverage of swaps, futures and options positions, the Fund's ability to meet redemption requests or other current obligations could be adversely affected.

         Foreign Securities. The Fund may invest in Fixed Income Securities which are issued by foreign companies and debt obligations of foreign governments or international organizations. However, purchases of foreign securities will be limited to Yankee dollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on foreign markets).

         Foreign government obligations in which the Fund will invest generally consists of U.S. dollar denominated debt securities supported by national, state or provincial governments or similar political units or governmental agencies. Such obligations may or may not be backed by the national government's full faith and credit and general taxing powers. Investments in foreign Fixed Income Securities also include obligations issued by international organizations. International organizations include entities designated or supported by governmental entities to promote economic reconstruction or development as well as international banking institutions and related government agencies. Examples are the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

         There may be less information publicly available about a foreign company or government than about a U.S. company, and foreign companies or governments are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign Securities include changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign Securities will generally result in higher commissions than investing in similar domestic securities.

INVESTMENT RESTRICTIONS

The following are fundamental investment restrictions of the Fund which cannot be changed without the authorization of the majority of the outstanding shares of the Fund for which a change is proposed.

THE FUND:

o May not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

o May not borrow money or issue senior securities, except that the Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as, and to the extent, permitted by the 1940 Act or any rule, order or interpretation thereunder.

o May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

o May not purchase or sell real estate, except that the Fund may acquire real estate through ownership of securities or instruments and may purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein) or instruments secured by real estate (including interests therein).

o May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of the Fund.

o May not lend any security or make any other loan, except that the Fund may purchase or hold debt securities and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions and enter into repurchase agreements.

o May not purchase the securities of any issuer if, as a result, 25% or more than (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. Government or its agencies or instrumentalities and obligations issued by state, county or municipal governments. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, equipment finance, premium finance, leasing finance, consumer finance and other finance.

The following are the non-fundamental operating policies of the Fund which may be changed by the Board of Trustees of the Trust without shareholder approval:

The Fund may not:

o Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

o Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

o Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

o Purchase securities of other investment companies except (a) in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or (b) to the extent permitted by the 1940 Act or any rules or regulations thereunder or pursuant to any exemptions therefrom.

o Pledge, mortgage or hypothecate any assets owned by the Fund in excess of 33-1/3% of the Fund's total assets at the time of such pledging, mortgaging or hypothecating.

PORTFOLIO TURNOVER

         The Fund will attempt to purchase securities with the intent of holding them for investment but may purchase and sell portfolio securities whenever UBT believes it to be in the best interest of the Fund. The Fund will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their investment objective and policies.

         The annual portfolio turnover rate for the Fund is not expected to exceed 50% of the Fund's portfolio. Higher turnover rates (i.e., 100% or more) will generally result in higher transaction costs to the Fund, as well as higher brokerage expenses and higher levels of capital gains. The portfolio turnover rates of the Fund may vary greatly from year to year and within a particular year.

FUND TRANSACTIONS AND BROKERAGE ALLOCATION

         UBT is responsible for decisions to buy and sell securities and other investments for the Fund, the selection of brokers and dealers to effect the transaction and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the OTC markets, there is generally no commission, but the price includes a spread between the dealer's purchase and sale price which makes up the dealer's profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short term obligations and other debt obligations are normally traded on a "principal" rather than agency basis. This may be done through a dealer (e.g. securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer. A dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the obligation.

         The primary consideration in portfolio security transactions is "best price - best execution," i.e., execution at the most favorable prices and in the most effective manner possible. UBT always attempts to achieve best price - best execution, and it has complete freedom as to the markets in, and the broker-dealers through which, it seeks this result. Subject to the requirement of seeking best execution, securities may be bought from or sold to broker-dealers who have furnished statistical, research, and other information or services to UBT. In placing orders with such broker-dealers, UBT will, where possible, take into account the comparative usefulness of such information. Such information is useful to UBT even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce UBT's normal research activities or expenses.

         Fund portfolio transactions may be effected with the broker-dealers who have assisted investors in the purchase of Contracts. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker-dealer's selection, nor is the selection of any broker-dealer based in the volume of shares sold.

         There may be occasions when portfolio transactions for the Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts served by affiliated companies of UBT. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they are effected only when UBT believes that to do so is on the best interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

         The Trustees periodically review UBT's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the commissions paid by the Fund over a representative period of time to determine if they are reasonable in relation to the benefits of the Fund.

         In purchasing or selling investments for the Fund, it is the policy of UBT to obtain best execution at the most favorable prices through responsible broker-dealers. In selecting broker-dealers UBT will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer's firm; the broker-dealer's execution services, rendered on a continuing basis; and the reasonableness of any commissions.

         UBT may cause the Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined that such commission is reasonable in relation to the value of the brokerage and/or research services (as defined in Section 28(e) of the Securities and Exchange Act of 1934) which have been provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. And such research and other information provided by brokers to UBT is considered to be in addition to and not in lieu of services required to be performed by UBT and its subsidiary agreement. The fees to UBT pursuant to its subsidiary agreement are not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to the Advisers in serving its other clients of UBT affiliates. Subject to the policy of UBT to obtain best execution at the most favorable prices through responsible broker-dealers, UBT also may consider the broker-dealer's sale of shares of any fund for which UBT serves as investment adviser or administrator.

         Under the 1940 Act, "affiliated persons" of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless and exemptive order allowing such transactions is obtained from the SEC. However, the Fund may purchase securities from underwriting syndicates of which UBT or any of its affiliates as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

         The Fund contemplates that, consistent with the policy of obtaining best results, brokerage transactions may be conducted through "affiliated broker/dealer," as defined in the 1940 Act. Under the 1940 Act, commissions paid by a Fund to an "affiliated broker/dealer" in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is the Fund's policy that the commissions to be paid to an affiliated broker-dealer must, in its judgment, be
(1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker/dealer on comparable transactions for its most favored unaffiliated customers, except for accounts for which the affiliated broker/dealer acts as a clearing broker for another brokerage firm and customers of an affiliated broker/dealer considered by a majority of the independent trustees not to be comparable to the Fund. The Fund does not deem it practicable and in it best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS
 OF THE TRUST

The principal occupation of the Trustees and Officers during the last five years, their ages and their affiliations are:

JOHN C. BRYANT, Trustee*, Age 63
411 Oak St., Suite 306, Cincinnati, Ohio 45219
Dr. Bryant is Executive Director, Cincinnati Youth Collaborative, a partnership of business, government, schools and social service agencies to address the educational needs of students. He was formerly Professor of Education, Wilmington College.

C. BRENT DEVORE, Trustee, Age 58
Otterbein College, Westerville, Ohio 43081
Dr. DeVore is President of Otterbein College.

SUE A. DOODY, Trustee, Age 64
169 East Beck Street, Columbus, Ohio 43206
Ms. Doody is President of Lindey's Restaurant, Columbus, Ohio. She is an active member of the Greater Columbus Area Chamber of Commerce Board of Trustees.

ROBERT M. DUNCAN, Trustee*, Age 71
1397 Haddon Road, Columbus, Ohio 43209
Mr. Duncan is a member of the Ohio Elections Commission. He was formerly Secretary to the Board of Trustees of The Ohio State University. Prior to that, he was Vice President and General Counsel of The Ohio State University.

CHARLES L. FUELLGRAF, JR., Trustee*+, Age 67
600 South Washington Street, Butler, Pennsylvania 16001
Mr. Fuellgraf is Chief Executive Officer of Fuellgraf Electric Company, an electrical construction and engineering company. He is a Director of the Nationwide Insurance Companies and associated companies.

THOMAS J. KERR, IV, Trustee*, Age 65
4890 Smoketalk Lane, Westerville, Ohio 43081
Dr. Kerr is President Emeritus of Kendall College. He was formerly President of Grant Hospital Development Foundation.

DOUGLAS F. KRIDLER, Trustee, Age 43
55 E. State Street, Columbus, Ohio 43212
Mr. Kridler is President of the Columbus Association of Performing Arts.

DIMON R. MCFERSON, Trustee*+, Age 61
One Nationwide Plaza, Columbus, Ohio 43215
Mr. McFerson is President and Chief Executive Officer of the Nationwide Insurance Enterprise.

NANCY C. THOMAS, Trustee+, Age 64
1733A Westwood Avenue, Alliance, Ohio, 44601
Ms. Thomas is a farm owner and operator. She is also a Director of the Nationwide Insurance Companies and associated companies.

HAROLD W. WEIHL, Trustee+, Age 66
14282 King Road, Bowling Green, Ohio 43402
Mr. Weihl is a owner and operator of Weihl Farms. He is also a Director of the Nationwide Insurance Companies and associated companies.

DAVID C. WETMORE, Trustee, Age 50
11495 Sunset Hills Rd - Suite #210, Reston, Virginia 20190
Mr. Wetmore is the Managing Director of The Updata Capital, a venture capital firm.

JAMES F. LAIRD, JR., Treasurer, Age 42
Three Nationwide Plaza, Columbus, Ohio 43215
Mr. Laird is Vice President and General Manager of Nationwide Advisory Services, Inc. ("NAS"), the Administrator.

CHRISTOPHER A. CRAY, Assistant Treasurer, Age 40
Three Nationwide Plaza, Columbus, Ohio 43215
Mr. Cray is Treasurer of NAS. Prior to that he was Director - Corporate Accounting of Nationwide Insurance Enterprise.

ELIZABETH A. DAVIN, Secretary, Age 34
Three Nationwide Plaza, Columbus, Ohio 43215
Ms. Davin is Counsel of Druen, Dietrich, Reynolds & Koogler, the Trust's legal counsel.

+ A Trustee who is an "interested person" of the Trust as defined in the Investment Company Act.

*Members of the Executive Committee. Mr. McFerson is Chairman. Mr. Fuellgraf is the Alternate Member. The Executive Committee has the authority to act for the Board of Trustees except as provided by law and except as specified in the Trust's Bylaws.

Gasper, Bryant, Doody, DeVore, Duncan, Kerr, Kridler, Wetmore and Woodward are also Trustees, and Laird, Cray and Davin are also officers of the Nationwide Separate Account Trust and Nationwide Asset Allocation Trust, registered investment companies in the Nationwide fund complex.

All Trustees and Officers of the Trust own less than 1% of its outstanding shares.

The Trustees receive fees as described below and reimbursement for expenses of attending board meetings from the Trust. NAS and UBT, each paying a pro rata share for the funds for which it acts as investment adviser, reimburses the Trust for fees and expenses paid to Trustees who are interested persons of the Trust. The Compensation Table below sets forth the total compensation paid to the Trustees of the Trust, before reimbursement, for the fiscal period ended October 31, 1998. In addition, the table sets forth the total compensation paid to the Trustees from all funds in the Nationwide Fund Complex, including the predecessor investment companies to the Trust, for the fiscal year ended October 31, 1998. Trust officers receive no compensation from the Trust in their capacity as officers.

                               COMPENSATION TABLE

                                                                           PENSION
                                                                         RETIREMENT
                                                      AGGREGATE           BENEFITS           ANNUAL            TOTAL
                                                    COMPENSATION         ACCRUED AS         BENEFITS       COMPENSATION
NAME OF PERSON,                                         FROM            PART OF FUND          UPON         FROM THE FUND
POSITION                                              THE TRUST           EXPENSES         RETIREMENT        COMPLEX**

John C. Bryant, Trustee                             $ 10,000               --0--             --0--           $21,000
C. Brent DeVore,  Trustee                             10,000               --0--             --0--            12,250
Sue A. Doody, Trustee                                 10,000               --0--             --0--            21,000
Robert M. Duncan,  Trustee                            10,000               --0--             --0--            21,000
Charles L. Fuellgraf, Jr, Trustee                     10,000               --0--             --0--            10,000
Thomas J. Kerr, IV,  Trustee                          10,000               --0--             --0--            21,000
Douglas F. Kridler, Trustee                           10,000               --0--             --0--            21,000
Dimon R. McFerson, Trustee                            --0--                --0--             --0--             --0--
Nancy C. Thomas,  Trustee                             10,000               --0--             --0--            10,000
Harold W. Weihl,  Trustee                             10,000               --0--             --0--            10,000
David C. Wetmore, Trustee                             10,000               --0--             --0--            12,250

**The Fund Complex includes Trusts comprised of thirty investment company portfolios.

INVESTMENT ADVISORY AND OTHER SERVICES

         General. Under the terms of the Trust's investment advisory agreement with UBT (the "Investment Advisory Agreement"), UBT manages the Fund subject to the supervision and direction of the Board of Trustees. UBT will: (i) act in strict conformity with the Declaration of Trust and the 1940 Act, as the same may from time to time be amended; (ii) manage the Fund in accordance with the Fund's investment objectives, restrictions and policies; (iii) make investment decisions for the Fund; and (iv) place purchase and sale orders for securities and other financial instruments on behalf of the Fund.

         As of December 31, 1998 the Fund had not commenced investment operations and had not incurred investment advisory fees.

         UBT has informed the Fund that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Fund, UBT will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of UBT, its parent or its affiliates and, in dealing with its customers, UBT, its parent and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by UBT or any such affiliate.

         Control and Management of Investment Adviser. Morley Financial Services, Inc. ("MFS") owns 100% of the issued and outstanding voting securities of UBT. MFS, an Oregon corporation, is a wholly owned subsidiary of Nationwide Financial Services, Inc. ("NFS"), a holding company, with two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all of the outstanding Class B common stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise.

         UBT is the investment adviser to the Fund. UBT is a state bank and trust company chartered in 1913 and reorganized under the laws of the state of Oregon in 1992.

         UBT provides a range of investment and fiduciary services to institutional clients. UBT maintains and manages common and pooled trust funds invested primarily in fixed income assets whose principal value is relatively stable. UBT currently has approximately $1.0 billion under management. UBT also acts as custodian with respect to similar fixed income assets.

         Investment Advisory Agreement. Under the terms of the Investment Advisory Agreement dated February 1, 1999, UBT manages the investment of the assets of the Fund in accordance with the policies and procedures established by the Trustees.

UBT pays the Fund's pro rata share of the compensation of the Trustees who are interested persons of the Trust and officers and employees of UBT. UBT also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Fund and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Fund.

The Investment Advisory Agreement also specifically provides that UBT, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement will continue in effect for an initial period of two years and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its "assignment", as defined under the 1940 Act. It may be terminated as to the Fund without penalty by vote of a majority of the outstanding voting securities of the Fund, or by either party, on not less than 60 days written notice. The Agreement further provides that UBT may render similar services to others.

Subject to the Fund's Expense Limitation Agreement the Trust pays the compensation of the Trustees who are not interested persons of the Trust and all expenses (other than those assumed by UBT), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; fees under the Trust's Fund Administration Agreement; fees and expenses of independent certified public accountants, legal counsel, and any transfer agent, registrar, and dividend disbursing agent of the Trust; expenses of preparing, printing, and mailing shareholders' reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions, insurance premiums, fees and expenses of the custodian for all services to the Trust; and expenses of calculating the net asset value of shares of the Trust, expenses of shareholders' meetings, and expenses relating to the issuance, registration, and qualification of shares of the Trust.

         As compensation for its services, the Fund is obligated to pay UBT a fee computed and accrued daily and paid monthly at an annual rate of 0.35% of the average daily net assets of the Fund. UBT has agreed voluntarily to waive 0.10% of that fee until further written notice to shareholders. In addition, in the interest of limiting the expenses of the Fund, UBT has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement"). Pursuant to the Expense Limitation Agreement, UBT has agreed to waive or limit its fees and to assume other expenses (except for Rule 12b-1 Fees) to the extent necessary to limit the total annual operating expenses of each Class of the Fund (expressed as a percentage of average daily net assets and excluding Rule 12b-1 Fees) to no more than 0.70% for ISC Shares, 0.55% for IC Shares and 0.70% for IRA Shares of the Fund. Reimbursement by the Fund of the advisory fees waived or limited and other expenses reimbursed by UBT pursuant to the Expense Limitation Agreement may be made at a later date when the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund's assets exceed $50 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by UBT is not permitted.

         Administrator. Under an Administration Agreement, NAS provides various administrative and accounting services including daily valuation of the Fund's shares and preparation of financial statements, tax returns and regulatory reports.

         Under the Administration Agreement, NAS is entitled to an annual fee of based on the Fund's average daily net assets in the amount of 0.07% up to $250 million in assets, 0.05% on the next $750 million of assets and 0.04% on assets of $1 billion and more subject to a minimum fee of $50,000 per year. As of December 31, 1998, the Fund had not commenced investment operations and had not incurred administration fees.

         Custodian. The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as Custodian for the Trust pursuant to the Custodian Agreement. As Custodian, it holds the Fund's assets, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

         Transfer Agent. Nationwide Investors Services, Inc. ("NISI"), a wholly-owned subsidiary of NAS, acts as the Fund's transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's Shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions. In addition, NISI provides the Fund with certain monthly reports, record-keeping and other management-related services. For such services, NISI receives fees of 0.01% of average daily net assets of the Fund.

         Counsel and Independent Accountants. Dietrich, Reynolds & Koogler, One Nationwide Plaza, Columbus, Ohio 43215 serves as counsel to the Trust. KPMG LLP, Two Nationwide Plaza, Columbus, Ohio, 43215 acts as independent public accountants of the Trust.

         Distributor. NAS (the "Distributor") shall serve as the exclusive agent for distribution of shares of the Fund. Pursuant to an underwriting agreement (the "Underwriting Agreement"), the Distributor will be obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered on a continuous basis.

         The Underwriting Agreement is renewable annually. The Underwriting Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Underwriting Agreement or by a majority vote of the outstanding securities of the Fund upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

         The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act to enable the Fund to directly and indirectly bear certain expenses relating to the distribution of each Class of the Fund's Shares and/or the ongoing servicing or maintenance of existing shareholder accounts. Pursuant to the Distribution Plan, the Fund will pay the Distributor a fee at the aggregate annual rate of up to 0.25% of the Fund's average daily net assets attributable to its ISC Shares and IRA Shares. Among other things, the Distributor may use these fees to pay financial intermediaries, plan fiduciaries, and investment professionals ("Service Providers") to compensate them for providing to shareholders or the underlying beneficial owners of Shares; distribution assistance and distribution support services. In addition, the Distributor and UBT, out of their own assets, may pay for certain expenses incurred in connection with the distribution of the Shares of the Fund or the servicing and maintenance of existing shareholder accounts.

         The Distributor shall prepare and deliver written reports to the Trust's Board of Trustees on a regular basis (at least quarterly) setting forth the payments made to the Distributor and Service Providers pursuant to the Plan, and the purposes for which such expenditures were made, as well as any supplemental reports as the Board of Trustees may from time to time reasonably request.

         Except to the extent that the Distributor or UBT may benefit through increased fees from an increase in the net assets of the Fund which may have resulted in part from expenditures under the Plan, no interested person of the Fund nor any Trustee of the Trust who is not an interested person in the Fund had a direct or indirect financial interest in the operation of the Plan or any related agreement.

         As of December 31, 1998, the Fund had not commenced investment operations and had not incurred any obligation to pay the Distributor under the Plan.

Administrative Services Plan. The Trust has adopted an Administrative Services Plan (the "Services Plan") pursuant to which the Fund is authorized to pay compensation to plan administrators, banks and other financial intermediaries (each a "Service Organization"), which may include UBT, and its affiliates, which agree to provide certain ministerial, record keeping, and/or administrative support services for their customers or account holders (collectively, "customers") who are the beneficial or record owner of Shares of the Fund. In consideration for such services a Service Organization receives a fee from the Fund, computed daily and paid monthly, at an annual rate of up to 0.15% of the average daily net assets attributable to ISC Shares and IRA Shares of the Fund owned beneficially or of record by such Service Organization's customers for whom the Service Organization provides such services.

         The servicing agreements adopted under the Services Plan (the "Servicing Agreements") require the Service Organizations receiving such compensation to perform certain ministerial, record keeping and/or administrative support services with respect to the beneficial or record owners of ISC Shares, such as processing dividend and distribution payments from the Fund on behalf of customers, providing periodic statements to customers showing their positions in the Shares of the Fund, providing sub-accounting with respect to Shares beneficially owned by such customers and/or providing customers with a service that invests the assets of their accounts in Shares of the Fund pursuant to specific or pre-authorized instructions.

         Banking Regulatory Matters. UBT has been advised by its counsel that UBT may perform the services for the Fund contemplated by the Advisory Agreement and other activities for the Fund described in the Prospectus and this Statement of Additional Information without violation of the Glass-Steagall Act or other applicable banking laws or regulations. However, counsel has pointed out that future changes in either Federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as future judicial or administrative decisions or interpretations of present and future statutes and regulations, might prevent UBT from continuing to perform those services for the Fund. State laws on this issue may differ from the interpretations of relevant Federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law. If the circumstances described above should change, the Board of Trustees would review the relationship with UBT and consider taking all actions necessary under the circumstances.

REDEMPTION OF FUND SHARES

         The Fund reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's Securities is not reasonably practicable, or for such other periods as the SEC may permit. The Fund also reserves the right to suspend sales of its shares for any period during which the New York Stock Exchange, UBT, the Administrator, Transfer Agent and/or the Custodian are not open for business.

         The Fund intends that it usually will redeem its Shares for cash. The Fund has elected to redeem shares with respect to any one shareholder during any 90-day period solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund at the beginning of the period. In addition, the Fund intends to redeem shares in cash for any requests of up to $1,000,000.

         As described in the Prospectus, however, the Fund reserves the right, in circumstances where in its sole discretion it determines that cash redemption payments would be undesirable, to honor any request for redemption by making payment wholly or partly in Securities and in Wrapper Agreements, as the same may be chosen by UBT in its sole discretion (an "in kind redemption"). The Trust, on behalf of the Fund, is seeking an exemptive order from the SEC with respect to redemptions in kind made to shareholders who own 5% or more of the Fund. Until such time as appropriate regulatory authorization is obtained, the Fund will not make redemptions in kind to such shareholders.

         Although the Fund will seek to maintain a stable net asset value per Share, the value of the Shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the Fund's assets (including the Wrapper Agreements) at the time of redemption.

TAXATION

         The Fund is treated as a separate entity for Federal income tax purposes and intends to qualify as a "regulated investment company" under the Code, for so long as such qualification is in the best interest of the Fund's shareholders. In order to qualify as a regulated investment company, the Fund must, among other things: diversify its investments within certain prescribed limits; and derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies. The Code also prohibits a regulated investment company from paying "preferential dividends" to any shareholder, an issue that is especially relevant to any fund which offers multiple classes of shares. In addition, to utilize the tax provisions specially applicable to regulated investment companies, the Fund must distribute to its shareholders at least 90% of its investment company taxable income for the year. In general, the Fund's investment company taxable income will be its taxable income subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year.

         A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. If distributions during a calendar year were less than the required amount, the Fund would be subject to a non-deductible excise tax equal to 4% of the deficiency.

         Although the Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, the Code does not provide definitive guidance with respect to all federal income tax issues that may affect the Fund. For example, whether certain expenses may or may not be charged to a class of shares individually or how such expenses (and related income) should be characterized for federal income tax purposes is not clear in all cases. If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits, and would be eligible for the dividends received deduction for corporations.

         It is expected that the Fund will distribute annually to shareholders all or substantially all of the Fund's net ordinary income and net realized capital gains and that such distributed net ordinary income and distributed net realized capital gains will be taxable income to shareholders for federal income tax purposes, even if paid in additional shares of the Fund and not in cash.

         Distribution by the Fund of the excess of net long-term capital gain over net short-term capital loss, if any, is taxable to shareholders as long-term capital gain in the year in which it is received, regardless of how long the shareholder has held the shares. Such distributions are not eligible for the dividends-received deduction.

         Federal taxable income of individuals is subject to graduated tax rates of 15%, 28%, 31%, 36% and 39.6%. Further, the effective marginal tax rate may be in excess of 39.6%, because adjustments reduce or eliminate the benefit of the personal exemption and itemized deductions for individuals with gross income in excess of certain threshold amounts.

         Long-term capital gains of individuals are subject to a maximum tax rate of 20% (10% for individuals in the 15% ordinary income tax bracket). Capital losses may be used to offset capital gains. In addition, individuals may deduct up to $3,000 of net capital loss each year to offset ordinary income. Excess net capital loss may be carried forward and deducted in future years. The holding period for long-term capital gains is more than twelve months.

         Federal taxable income of corporations in excess of $75,000 up to $10 million is subject to a 34% tax rate; however, because the benefit of lower tax rates on a corporation's taxable income of less than $75,000 is phased out for corporations with income in excess of $100,000 but lower than $335,000, a maximum marginal tax rate of 39% may result. Federal taxable income of corporations in excess of $10 million is subject to a tax rate of 35%. Further, a corporation's federal taxable income in excess of $15 million is subject to an additional tax equal to 3% of taxable income over $15 million, but not more than $100,000.

         Capital gains of corporations are subject to tax at the same rates applicable to ordinary income. Capital losses may be used only to offset capital gains and excess net capital loss may be carried back three years and forward five years.

         Certain corporations are entitled to a 70% dividends received deduction for distributions from certain domestic corporations. The Fund will designate the portion of any distributions which qualify for the 70% dividends received deduction. The amount so designated may not exceed the amount received by the Fund for its taxable year that qualifies for the dividends received deduction. Because the Fund's net investment income is expected to be derived from earned interest and short term capital gains, it is anticipated that no distributions from the Fund will qualify for the 70% dividends received deduction.

         Foreign taxes may be imposed on the Fund by foreign countries with respect to its income from foreign securities. Since less than 50% in value of the Fund's total assets at the end of its fiscal year are expected to be invested in stocks or securities of foreign corporations, such Fund will not be entitled under the Code to pass through to its Shareholders their pro rata share of the foreign taxes paid by the Fund. These taxes will be taken as a deduction by the Fund.

         Under Section 1256 of the Code, gain or loss realized by the Fund from certain financial futures and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such futures and options as well as from closing transactions. In addition, any such futures and options remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

         Offsetting positions held by the Fund involving certain futures contracts or options transactions may be considered, for tax purposes, to constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256. As such, all or a portion of any short or long-term capital gain from certain straddle and/or conversion transactions may be recharacterized as ordinary income.

         If the Fund were treated as entering into straddles by reason of its engaging in futures or options transactions, such straddles would be characterized as "mixed straddles" if the futures or options comprising a part of such straddles were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to mixed straddles. If no election is made, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and conversion transaction rules, short-term capital losses on straddle positions may be recharacterized as long-term capital losses and long-term capital gains may be recharacterized as short-term capital gain or ordinary income.

         Investment by the Fund in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to Shareholders. For example, the Fund could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In that case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

         The Fund may be required by federal law to withhold and remit to the U.S. Treasury 31% of taxable dividends, if any, and capital gain distributions to any Shareholder, and the proceeds of redemption or the values of any exchanges of Shares of the Fund, if such Shareholder (1) fails to furnish the Fund with a correct taxpayer identification number, (2) underreports dividend or interest income, or (3) fails to certify to the Fund that he or she is not subject to such withholding, or if the IRS notifies the Fund that (4) the taxpayer identification number furnished by the Shareholder is incorrect or (5) the Fund is required to withhold against such redemptions. An individual's taxpayer identification number is his or her Social Security number.

         Information set forth in the Prospectus and the Statement of Additional Information which relates to Federal taxation is only a summary of some of the important Federal tax considerations generally affecting purchasers of shares of the Fund. No attempt has been made to present a detailed explanation of the Federal income tax treatment of the Fund or its shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the tax discussion in the prospectus and the Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the prospectus and the Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

         Information as to the federal income tax status of all distributions will be mailed annually to each shareholder.

FINANCIAL STATEMENTS

         Since the Fund did not begin operations until after December 31, 1998, there are no financial statements for the Fund.

PERFORMANCE INFORMATION

         Standard Performance Information. From time to time, quotations of the Share's performance may be included in advertisements, sales literature or shareholder reports. Performance information or advertisements may include comparisons of the Shares' investment results to various unmanaged indices or results of other mutual funds or investment or savings vehicles. From time to time, the Shares' ranking may be quoted from various sources, such as Lipper Analytical Services, Inc., Value Line, Inc. and Morningstar, Inc.

         Unlike some bank deposits or other investments that pay a fixed yield for a stated period of time, the total return of the Shares will vary depending upon interest rates, the current market value of the securities held by the Fund and the Wrapper Agreements and changes in the expenses of the Shares and the Fund. In addition, during certain periods for which total return may be provided, UBT may have voluntarily agreed to waive portions of its fees, or to reimburse certain operating expenses of the Fund on a month-to-month basis. Such waivers will have the effect of increasing the Shares' net income (and therefore its yield and total return) during the period such waivers are in effect. These performance figures are calculated in the following manner:

         Yield: Yield refers to the income generated by an investment over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond mutual funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

         Total return: The Shares' average annual total return is calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made at the maximum public offering price with all distributions reinvested) to reach the value of that investment at the end of the periods. The Shares may also calculate total return figures that represent aggregate performance over a period or year-by-year performance.

         Performance Results: Any performance information provided for the Shares should not be considered as representative of its performance in the future, because the NAV and public offering price of Shares will vary based not only on the type, quality and maturities of the securities held by the Fund but also on changes in the current value of such securities and on changes in the expenses of the Fund. Total return reflects the performance of both principal and income.

         Comparisons of Fund Performance. Comparison of the quoted nonstandardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of the Fund with performance quoted with respect to other investment companies or types of investment.

         In connection with communicating its performance to current or prospective shareholders, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. Evaluations of the Fund's performance made by independent sources may also be used in advertisements concerning the Fund. Sources for the Fund's performance information could include the following: Asian Wall Street Journal, Barron's, Business Week, Changing Times, The Kiplinger Magazine, Consumer Digest, Financial Times, Financial World, Forbes, Global Investor, Investor's Daily, Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, Money, Morningstar, Inc., New York Times, Personal Investing News, Personal Investor, Success, U.S. News and World Report, ValueLine, Wall Street Journal, Weisenberger Investment Companies Services, Working Women and Worth.




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



APPENDIX

DESCRIPTION OF RATING SERVICES

The ratings of rating services represent their opinions as to the quality of securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, UBT also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by the Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require the Fund to eliminate the obligation from its portfolio, but UBT will consider such an event in its determination of whether the Fund should continue to hold the obligation. The minimum rating required for an obligation to be purchased by the Fund is "investment grade" which means a rating of Baa or better by Moody's, BBB or better by S&P and BBB or better by Duff & Phelps. A description of the ratings referred to herein and in the Prospectus is set forth below.

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds rated Baa are considered as medium-grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds rated Caa are of poor standing. Such issues may be in default or elements of danger may be present with respect to principal or interest.

Ca Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C Bonds rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P'S CORPORATE BOND RATINGS:

AAA Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it usually exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

CCC Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI The rating CI is reserved for income bonds on which no interest is being paid.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DUFF & PHELPS' LONG-TERM DEBT RATINGS:

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB Below investment grade but deemed likely to meet obligation when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP                Preferred stock with dividend arrearages.



DESCRIPTION OF MOODY'S SHORT-TERM DEBT RATINGS:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rates Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

DESCRIPTION OF S&P SHORT-TERM ISSUER CREDIT RATINGS:

A-1 Strong capacity to meet financial commitments. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is extremely strong.

A-2 Satisfactory capacity to meet financial commitments. However, the obligor is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3 Adequate capacity to meet financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

DESCRIPTION OF DUFF & PHELPS' COMMERCIAL PAPER RATINGS:

D-1+ Highest certainty of timely payment. Short term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk free U.S. Treasury short term obligations.

D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

D-3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.


DESCRIPTION OF MOODY'S INSURANCE FINANCIAL STRENGTH RATINGS:

Aaa Exceptional financial security. While the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa Excellent financial security. Together with the Aaa group they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A Good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba Questionable financial security. Often the ability of these companies to meet policyholder obligations maybe very moderate and thereby not well safeguarded in the future.

B Poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa Very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca Extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

C Lowest rated class of insurance company. Such companies can be regarded as having extremely poor prospects of ever offering financial security.

Numeric modifiers: Numeric modifiers are used to refer to the ranking within the group -- one being the highest and three being the lowest. However, the financial strength of companies within a generic rating symbol (Aa, for example) is broadly the same.

DESCRIPTION OF S&P CLAIMS PAYING ABILITY RATING DEFINITIONS:

Secure Range: AAA to BBB

AAA               Superior financial security on an absolute and relative basis.
                  Capacity to meet policyholder obligations is overwhelming under a variety of economic and underwriting conditions.

AA Excellent financial security. Capacity to meet policyholder obligations is strong under a variety of economic and underwriting conditions.

A Good financial security, but capacity to meet policyholder obligations is somewhat susceptible to adverse economic and underwriting conditions.

BBB Adequate financial security, but capacity to meet policyholder obligations is susceptible to adverse economic and underwriting conditions.


Vulnerable Range: BB to CCC

BB Financial security may be adequate, but capacity to meet policyholder obligations, particularly with respect to long-term or "long-tail" policies, is vulnerable to adverse economic and underwriting conditions.

B Vulnerable financial security. Currently able to meet policyholder obligations, but capacity to meet policyholder obligations is particularly vulnerable to adverse economic and underwriting conditions.

CCC Extremely vulnerable financial security. Continued capacity to meet policyholder obligations is highly questionable unless favorable economic and underwriting conditions prevail.

R Regulatory action. As of the date indicated, the insurer is under supervision of insurance regulators following rehabilitation, receivership, liquidation, or any other action that reflects regulatory concern about the insurer's financial condition. Information on this status is provided by the National Association of Insurance Commissioners and other regulatory bodies. Although believed to be accurate, this information is not guaranteed. The "R" rating does not apply to insurers subject only to nonfinancial actions such as market conduct violations.

Plus (+) or minus (-) Ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DUFF & PHELPS' CLAIMS PAYING ABILITY RATINGS:

AAA               Highest claims paying ability. Risk factors are negligible.

AA Very high claims paying ability. Protection Factors are strong. Risk is modest, but may vary slightly over time due to economic and/or underwriting conditions.

A High claims paying ability. Protection factors are average and there is an expectation of variability in risk over time due to economic and/or underwriting conditions.

BBB Adequate claims paying ability. Protection factors are adequate. There is considerable variability in risk over time due to economic and/or underwriting conditions.

BB Uncertain claims paying ability and less than investment grade quality. However, the company is deemed likely to meet these obligations when due. Protection factors will vary widely with changes in economic and/or underwriting conditions.

B Possessing risk that policyholder and contractholder obligations will not be paid when due. Protection factors will vary widely with changes in economic and underwriting conditions or company fortunes.

CCC There is substantial risk that policyholder and contractholder obligations will not be paid when due. Company has been or is likely to be placed under state insurance department supervision.

DD                Company is under an order of liquidation.


                  [END OF STATEMENT OF ADDITIONAL INFORMATION]


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